Exhibit 10.3

__________________________________________

8% SERIES H CONVERTIBLE SECURED
DEBENTURES

SUBSCRIPTION AGREEMENT

__________________________________________

BY AND BETWEEN

SIBLING ENTERTAINMENT GROUP, INC.

511 West 25th Street, Suite 503

New York, NY 10001

AS ISSUER

AND

_______________________________

[ NAME of SUBSCRIBER ]

Dated as of June ___, 2006

Subscription Agreement Convertible Debenture Series H

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THE SECURITIES TO WHICH THIS AGREEMENT RELATES HAVE       NOT BEEN REGISTERED     WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON CERTAIN EXEMPTIONS FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). ACCORDINGLY, THE SECURITIES WILL BE ISSUED IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

8% SERIES H CONVERTIBLE SECURED DEBENTURES

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) by and between _______________________ (the “Subscriber” and/or “Holder”), and Sibling Entertainment Group, Inc., a New York corporation (the “Company”).

RECITALS

WHEREAS, the Company is offering, on a no minimum basis, sixty-five (65) units (the “Units”) at a purchase price of $10,000.00 per Unit; each Unit consists of:

(i)

$10,000 principal amount of the Company’s 8% Series H Convertible Secured Debentures substantially in the form of Exhibit A (the “Convertible Debenture”); the outstanding principal balance Convertible Debentures is convertible into shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), at the rate of $0.50 per share; for each $1.00 of the Convertible Debenture, converted by the Holder, the Holder shall be entitled to receive (x) one (1) stock purchase warrant substantially in the form attached to the Convertible Debenture as Exhibit CD-2 (the “Series H-2 Warrant”) and (y) one (1) stock purchase warrant substantially in the form attached to the Convertible Debentures as Exhibit CD-3 (the “Series H-3 Warrant”). Each Series H-2 Warrant entitles the holder thereof to purchase one share of the Company’s common stock at a price of $0.75 per share for a period of five (5) years commencing on the conversion date set forth in the Notice of Conversion attached to the Convertible Debenture as Exhibit CD-1 and each Series H-3 Warrant entitles the holder thereof to purchase one share of the Company’s common stock at a price of $1.00 per share for a period of five (5) years commencing on the conversion date set forth in the Notice of Conversion attached to the Convertible Debenture as Exhibit CD-1. All dollar references herein are to U.S. dollars unless otherwise indicated;

(ii)

the Convertible Debentures shall have a term of one year from the date of the acceptance of this Subscription Agreement by the Company and shall bear interest at the rate of 8% per annum payable quarterly on the first day of each calendar quarter and shall be prorated for any partial calendar quarter falling within the term of the Convertible Debenture; in addition, the Convertible Debentures provide for the payment, during the term of the Convertible Debentures, of additional premium interest payment equal to one-tenth of one (0.10%) percent of the quarterly net profits from operations (subject to pro-ration), if any, of Hats Holdings, Inc. (“HHI”) (Delaware), a wholly owned subsidiary of Sibling Theatricals, Inc. (Delaware), a wholly subsidiary of the Company, corresponding to the calendar quarters of the term of the Convertible Debentures; the additional premium interest payment, if any, is payable within forty-five (45) days after the close of each calendar quarter; and

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(iii)

six thousand (6,000) stock purchase warrants substantially in the form of Exhibit B hereto (the “SERIES H-1 Warrant”). Each SERIES H-1 Warrant entitles the holder thereof to purchase one share of the Company’s common stock at a price of $0.55 per share for a period of three (3) years commencing on the date of the acceptance of this Subscription Agreement by the Company.

WHEREAS, the Company will offer and sell Convertible Debentures only to investors who are “accredited investors” as defined in Regulation D as promulgated under the Securities Act of 1933, as amended (the “1933 Act”).

WHEREAS, subject to the terms and conditions set forth herein, the Company desires to issue sell to the Subscriber and the Subscriber desires to subscribe for a convertible debenture more fully described in Section 1.1 hereof,

NOW, THEREFORE, in consideration of the recitals and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENTS

1.	Subscription and Purchase of a Convertible Debenture; Closing.
1.1.	Subscription and Purchase of a Convertible Debenture.
1.1.1.

Subject to the terms and conditions herein set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company ________ Units in consideration of an aggregate purchase price of $_________________ (the “Purchase Price”).

1.1.2.

The outstanding principal balance of, and accrued and unpaid interest and premium payments on the Convertible Debenture is due and payable no later than one (1) year from the date of the acceptance of this Subscription Agreement by the Company (the “Maturity Date”), unless otherwise converted in Company common stock under the terms specified below, or extended by the Company under the terms specified below.

1.1.3.

Extension. The Company shall have the right to extend the Maturity Date at any time prior thereto by an additional six (6) months for a total of eighteen (18) months from the date of the acceptance of this Subscription Agreement by the Company (the “Extension Option”) upon the issuance of an additional six thousand (6,000) H-1 Series Warrants per unit to the Holder (the “Additional H-1 Series Warrants”).

1.1.4.

Acceleration of Payments. The Company shall accelerate the repayment of any unpaid outstanding principal and/or unpaid accrued interest and premium payments owed to each Holder pro rata with all Holders from a pool of funds, if any, collected from the following sources:

1.1.4.1.

HHI Revenues. To the extent of any revenues received by HHI from all sources including advances from third parties or licensed road companies of the production entitled HATS! – The Red Hat Musical (“HATS!”); and

1.1.4.2.

Return of Capital from HATS!. To the extent of any return of capital received by the Company, or any of its subsidiaries, from any investment made by the Company or any its subsidiaries in a production of HATS!; and

1.1.4.3.

Sale of Real Estate Rights. To the extent of any proceeds or profits received by the Company, or any of its subsidiaries including Sibling Properties, Inc. (Delaware), from the sale or transfer of Company’s right(s) to repurchase the real

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property known as the Denver Civic Theatre located at 719 and 721 Santa Fe Drive, Denver, Colorado, (the “Property”) leased to the Denver Civic Theatre, Inc. (legally described as follows: The South 24 Feet of the East 122 Feet of Lot 12, The North 26 Feet of the East 122 Feet of Lot 12, and all of Lot 13, Block 38, Hunts Addition to Denver, City and County of Denver, State of Colorado), and

1.1.4.4.

Resale of the Property. To the extent of any proceeds or profits received by the Company from any resale of the Property if repurchased and subsequently sold by the Company or any of the Company’s subsidiaries; and

1.1.4.5.

Excess Proceeds. To the extent of any proceeds received by Company in excess of $1.35 million dollars from the issuance of its current private offering entitled Series F, common stock offering private whereby the Company is currently offering up to four (4) million shares (plus warrants) at price of (0.50 per share or $2.0 million dollars in the aggregate.

1.2.

Payment of Purchase Price. Simultaneously with the execution and delivery of this Agreement by the Subscriber, the Subscriber shall deliver the Purchase Price for the Convertible Debenture subscribed for, by cash, certified check, bank draft or wire transfer (in accordance with instructions to be provided by the Company), to the Company (the “Funds”). All references herein to “dollars” or “$” are to U.S. dollars unless otherwise specified.

1.3.

Conversion of Convertible Debentures. Subject to the terms of the Convertible Debentures as set forth in Exhibit A hereto, the outstanding principal balance of the Convertible Debenture may be converted into shares of Common Stock at a conversion rate of fifty cents ($0.50) per share (“Conversion Rate”) at any time during the term of the Convertible Debenture. The Conversion Rate maybe subject to adjustment from time to time.

1.4.	Warrants.
1.4.1.

Warrants Issued Upon Subscription. For each Unit purchased, the Company shall issue six thousand SERIES H-1 Warrants. Each SERIES H-1 Warrant entitles the holder thereof to purchase one share of the Company’s common stock at a price of $0.55 per share for a period of three (3) years commencing on the date of the acceptance of this Subscription Agreement by the Company. The Company may also issue the additional Series H-1 Warrants if it elects to exercise the Extension Option.

1.4.2.

Warrants Upon Conversion of the Convertible Debentures. Subject to the terms of the Convertible Debentures as set forth in Exhibit A hereto for each one ($1.00) dollar the Holder of the Convertible Debenture converts into shares of Common Stock, the Holder converting the Convertible Debenture shall receive (x) one Series H-2 Warrant and (y) one Series H-3 Warrant.

1.5.

Closing. The closing of the purchase and sale of the Convertible Debenture (the “Closing”) shall take place at the offices of the Company immediately following the execution of this Agreement by the Company, or at such other time and place or on such other business day thereafter as the parties hereto may agree (the “Closing Date”). Against confirmation of collection of the Purchase Price, the Company shall deliver a completed and executed Convertible Debenture and the Series H-1 Warrants (representing the subscribed for number of Units) to the Subscriber.

1.6.	Limitations of Offering. This offering is limited to prospective investors who are “accredited investors” as defined in Regulation D promulgated pursuant to the Securities Act.

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1.6.1.

The Investor acknowledges that the Company is offering and selling the Subscribed for Shares only to investors who are “accredited investors” as defined in Regulation D as promulgated under the Securities Act.

1.6.2.	The Investor must, simultaneously with the delivery of this Subscription Agreement, deliver a fully completed and signed Investor Questionnaire attached hereto as Exhibit 1.6.2.
1.7

Special state law considerations.     Special state law considerations for residents of Arizona, California, Connecticut, Florida, New Jersey, Colorado and Illinois as set forth in Exhibit 1.7 hereto and are incorporated herein by reference.

1.8

No Minimum Number of Subscribed for Units Need be Sold. The Investor acknowledges that the Company is offering and selling the Units on a no minimum basis, and further acknowledges and understands that since there is no minimum number of Units to be sold, no proceeds will be held in an escrow account and all funds will be immediately available to, and for use by, the Company.

1.7.	Effective Date. The date of acceptance of this Agreement by the Company, as set forth on the signature page, shall be the “effective date” hereof.
2.

Registration of Securities after Conversion.              xxx The Subscriber acknowledges that the Units and the securities comprising the same have not been registered under the Securities Act and Except as otherwise provided in the registration rights agreement attached hereto as Exhibit C (the “Registration Rights Agreement”) the Company has no obligation or intention to register any such securities under the Securities Act.

3.

Subscriber’s Conditions of Closing. The Subscriber’s obligation to purchase and pay for the Convertible Debenture is subject to the satisfaction or waiver, on or before the Closing Date, of the conditions contained in this Section 3.

3.1.

Representations and Warranties, The representations and warranties contained in Paragraph 4 hereof shall be true in all material respects on and as of the Closing Date, except to the extent of changes caused by the transactions herein contemplated; and, if the Closing Date is other than the date hereof, the Company shall deliver to Subscriber a certificate of a duly authorized officer of the Company, dated the Closing Date, to such effect.

3.2.	Purchase Permitted by Applicable Laws. The purchase of, and payment for, the Convertible Debenture shall not be prohibited by any applicable law or governmental regulation.
3.3.	Compliance with Securities Laws. The offer and Sale of the Convertible Debenture under this Agreement shall have complied with all applicable requirements of federal and state securities laws.
4.

Company’s Conditions of Closing. The Company’s obligation to sell the Convertible Debenture hereunder is subject to the satisfaction or waiver, on or before the Closing Date, of the conditions contained in this Section 4.

4.1.	Representations and Warranties. The representations, warranties and covenants contained in Section 5 hereof shall be true in all material respects on and as of the Closing Date.
4.2.	Purchase of Convertible Debenture. The Subscriber shall have purchased and paid for the Convertible Debenture.
4.3.	No Adverse Action or Decision. There shall be no action, suit, investigation or proceeding

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pending, or to the Company’s knowledge, threatened, against or affecting (the Company or any of its properties or rights, or any of its affiliates, associates, officers or directors, before any court, arbitrator or administrative or governmental body that (i) seeks to restrain, enjoin, prevent the consummation of or otherwise adversely affect the transactions contemplated by this Agreement or (ii) questions the validity or legality of any such transaction or seeks to recover damages or to obtain other relief in connection with any such transaction.

5.	Representations and Warranties of the Company. The Company hereby makes the following representations and Warranties to the Subscriber:
5.1.

Corporate Existence. The Company is a corporation duly organized, legally existing, and in good standing under the laws of the State of New York with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted.

5.2.

Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement, and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company. When executed and delivered in accordance with the terms hereof, this Agreement shall constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

5.3.

Agreement Not in Conflict. The execution and delivery of this Agreement by the Company and the completion of the transactions contemplated hereby do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (whether after notice or lapse of time or both): (A) any statute, rule or regulation applicable to the Company; (B) the charter documents, by-laws or resolutions of the Company which are in effect at the date hereof; (C) any mortgage, note, indenture, contract, agreement, instrument, lease or other document to which the Company is a party or by which it is bound; or (D) any judgment, decree or order binding the Company or, to the best of its knowledge, information and belief, the property or assets of the Company.

6.	Representations, Warranties and Acknowledgements of Subscriber. The Subscriber hereby makes the following representations, warranties and acknowledgments to the Company:
6.1.

Organization; Authority. The Subscriber has the requisite power and authority to enter into and to consummate the transactions contemplated hereby and to carry out its obligations thereunder. The Subscriber, if a corporation, trust, partnership, qualified plan or other entity, it is duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its organization and is authorized and qualified to become a holder of the Convertible Debenture and the person signing this Agreement on behalf of such entity has been duly authorized. The acquisition of the Convertible Debenture by Subscriber and the consummation by the Subscriber of the transactions contemplated hereby have been duly authorized by all necessary action to be taken on the part of the Subscriber. This Agreement has been duly executed and delivered by the Subscriber and constitutes a valid and legally binding obligation of the Subscriber, enforceable against the Subscriber, in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization,

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moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity.

6.2.

Purchase for Investment. The Subscriber is acquiring the Convertible Debenture for its own account for investment purposes only and not with a view to or for distributing or reselling the Convertible Debenture or any part thereof or interest therein, without prejudice, however, to the Subscriber’s right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Convertible Debenture as otherwise permitted hereunder.

6.3.

Experience of Subscriber. The Subscriber either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Convertible Debenture, and has so evaluated the merits and risks of such investment and has determined that the Convertible Debenture are suitable to investment for him.

6.4.

Ability of Subscriber to Bear Risk of Investment. The Subscriber acknowledges that the purchase of the Convertible Debenture is a speculative investment, involving a high degree of risk. The Subscriber further acknowledges that the Convertible Debenture are subject to certain restrictions on transfer as set forth in Section 5.5 of this Agreement, and the Subscriber is able to bear the economic risk of an investment in the Convertible Debenture; and, at the present time, is able to afford a complete loss of such investment.

6.5.	Transfer Restrictions.
6.5.1.

The Subscriber acknowledges that the Convertible Debenture and the rights to convert into common stock are being offered in reliance on the exemptions from the registration requirements of the Securities Act provided by the provisions of Rule 506 of Regulation D and that the Convertible Debenture and the rights to convert may not be resold or otherwise transferred, except pursuant to an effective registration statement or an exemption from the registration provisions of the Securities Act [as evidenced by an opinion of counsel acceptable to the Company], and that in the absence of an effective registration statement covering the Convertible Debenture and/or any rights and attachments, or an available exemption from registration under the Securities Act, any common stock issued upon conversion of the must be held indefinitely.

6.5.2.

The Subscriber acknowledges that the documents representing the Convertible Debenture, the SERIES H-1 Warrant, the Series H-2 Warrants and the Series H-3 Warrants and the shares issued upon conversion or exercise of any of the foregoing (collectively, the “Offered Securities”) shall bear a legend substantially as follows:

“THE SECURITIES ISSUED EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AFFORDED BY RULE 506 OF REGULATION D AS PROMULGATED UNDER THE SECURITIES ACT, AND, ACCORDINGLY, MAY NOT BE TRANSFERRED, OFFERED OR SOLD IN THE UNITED STATES OR TO A US PERSON EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE LAWS.”

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6.6.

No Conflict. The execution, delivery, and performance of this Agreement by Subscriber and the consummation by Subscriber of the transactions contemplated hereby will not conflict with or result in a default under the terms of any material contract, agreement, obligation or commitment applicable to Subscriber.

6.7.

Accredited Investor Status. The Subscriber represents, warrants, and acknowledges that: The Subscriber is an “accredited investor’ within the meaning of Rule 501 under Regulation D promulgated under the Securities Act. In order to permit the Company to ascertain whether the Subscriber is an “accredited Subscriber” as defined in Rule 501(a) of Regulation D under the Securities Act as defined therein., the Subscriber has completed, signed and delivered to the Company the Questionnaire attached hereto as Exhibit 1.6.2 and represents that the statements, which have been made checked and/or initialed by the Subscriber therein, are true and correct.

6.8.

Access to Information. The Subscriber acknowledges that the Offering is being conducted in without an offering memorandum and it has been given the opportunity to ask questions of, and receive answers from the Company concerning the terms and conditions of the offer, and has been given the opportunity to obtain such additional information necessary to satisfy the Subscriber as to the accuracy of the information contained herein or that which was otherwise provided in order for the Subscriber to evaluate the merits and risks of investment in the Subscribed for Units and the securities comprising such Units, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense and such information has not been furnished with any other offering literature except as otherwise mentioned herein.

6.9.

Reliance. The Subscriber understands and acknowledges that (i) the Offered Securities are being offered and sold to the Subscriber without registration under the Securities Act or applicable International Jurisdiction securities laws in a private placement that is exempt from the registration provisions of the Securities Act or other applicable International Jurisdiction securities laws and (ii) the availability of such exemption, depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and warranties; the Subscriber hereby consents to such reliance. The Subscriber hereby agrees to notify the Company immediately of any changes in any representation, warranty, covenant or other information relating to the Subscriber contained in this Agreement which lakes place prior to Closing. The Company and its counsel will be entitled to rely on the representations and warranties of the undersigned herein contained, and the Subscriber will indemnify and hold harmless each of the Company and its counsel for any loss, costs or damages any of them suffer as a result of any misrepresentations of the undersigned.

7.	Miscellaneous.
7.1.

Amendment; Waivers. No provision of this Agreement may he waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and the Subscriber; or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

7.2.	Assignment. This Agreement shall not be assigned by operation of law or otherwise, and any attempt at assignment shall be void.

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7.3.

Survival of Representations and Warranties. All representations, Warranties and agreements contained herein or made in writing by or on behalf of any party to this Agreement in connection herewith shall survive the execution and delivery of this Agreement.

7.4.

Successors and Assigns; and Third Party. All covenants and agreements in this Agreement contained by or on behalf of the parties hereto shall be binding upon and inure to the benefit of (he parties and their respective successors and assigns and, to the extent provided in this Agreement Subject to the foregoing, nothing in this Agreement shall confer upon any person or entity not a party to this Agreement, or the legal representatives of such person or entity, any rights or remedies of any nature or kind whatsoever under or by reason of this Agreement.

7.5.

Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 4:30 p.m. (New York time) on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in the this Agreement later than 4:30 p.m. (New York time) on any date and earlier than 11:59 p.m., (New York time) on such date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:

Sibling Entertainment Group, Inc.

511 West 25th Street, Suite 503

New York, NY 10001

Telephone: 212-414-9600 Facsimile: 212-924-9183

If to the Subscriber: At the address set forth below the Subscriber’s name on the signature page hereto; or such other address as may be designated in writing hereafter, in the same manner, by such party.

7.6.

Headings. The headings herein are inserted for convenience only and do not constitute a part of this Agreement. All words used in this Agreement will be construed to be of such number and gender as circumstances require.

7.7.	Construction. This Agreement shall be construed in accordance with the following rules of construction:

(a)           Calculation of Time Period. When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded. If the last day of such period is a non-Business Day, the period in question shall end on the next succeeding Business Day.

(b)          Gender and Number. Any reference in this Agreement to gender shall include all genders, and words imparting the singular number only shall include the plural and vice versa.

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(c)           Headings. The provision of a table of contents, the division of this Agreement into Articles, Sections and other subdivisions and the insertion of headings are for convenience of reference only and shall not affect or be utilized in construing or interpreting this Agreement. All references in this Agreement to any “Section” are to the corresponding Section of this Agreement unless otherwise specified.

(d)           Herein. The words such as “herein,” “hereinafter,” “hereof,” and “hereunder” refer to this Agreement as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires.

(e)           Including. The word “including” or any variation thereof means “including, without limitation” and shall not be construed to limit any general statement that it follows to the specific or similar items or matters immediately following it.

(f)           Payments and Computations. Except for the payment of the Purchase Price (which shall be paid at the Closing), each party shall make each payment due to another party to this Agreement not later than 2:00 p.m. New York time on the day when due. All payments shall be measured and paid in U.S. dollars by wire transfer in immediately available funds to the account or accounts designated by the party receiving such payment. All computations of interest shall be made on the basis of a year of 365 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable. Whenever any payment under this Agreement shall be due on a day other that a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of payment of interest.

(g)           Language. This Agreement represented a negotiated document and the language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

7.8.

Remedies. In addition to being entitled to exercise all rights provided herein or granted by law. Including recovery of damages, the Subscriber will be entitled to specific performance of the obligations of the Company hereunder. The Company and the Subscriber agree that monetary damages would not be adequate compensation for any loss incurred by reason of any breach of its obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

7.9.

Entire Agreement. This Agreement and the other writings referred to herein or delivered pursuant hereto contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

7.10.

Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Agreement. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7.11.	Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but which together shall constitute a single agreement.

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7.12.	Fees and Expenses. Each of the parties hereto shall pay its own fees and expenses, including attorney fees, in connection with the transactions contemplated by this Agreement.
7.13.

Cancellation of Offered Securities. The subscriber acknowledges that the Company will cancel any of the Offered Securities not paid for in accordance with the terms of this Agreement and that the certificates representing any of the Offered Securities shall bear a legend to such effect. Any debenture agreement, document and/or certificates representing such unpaid debenture and/or shares shall be null and void.

7.14.

English Language. The Subscriber acknowledges that it has consented to and requested that all documents evidencing or relating in any way to the sale of the Subscribed for Shares be drawn up in the English language only.

7.15.

Governing Law; Consent to Jurisdiction. The corporate laws of the State of New York shall govern all issues concerning the relative rights of the Company and its shareholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement and the other Transaction Documents shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, for the adjudication of any dispute hereunder or under the other Transaction Documents or in connection herewith or therewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY. For purposes hereof, the term “Transaction Documents refers to and includes this Agreement, the Offered Securities, and the Registration Rights Agreement.

- SIGNATURE PAGE FOLLOWS -

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IN WITNESS WHEREOF, the parties hereto caused this Agreement to be duly executed as of the dates set forth below.

(Name of Subscriber – please print) By:_______________________________________ Authorized Signature (Official Capacity or Title – please print)

(Please print name of individual whose signature appears above if different than the name of the subscriber printed above.)

______________________________________________

(Subscriber’s Address (For purposes of notice hereunder)

including Country of Residence)

(Telephone Number) (Facsimile Number)

Register the Subscribed for Shares as set forth below:

(Name)

(Account Reference, if applicable)

Subscriber’s Tax Identification No.

_____________________________________

Number of Units: ______________________

Aggregate Consideration: $

Paid by Delivery of $ ___________________

Date the Subscription: __________________

Agreement Signed by the

Subscriber: __________________________

Deliver the Subscribed for Shares as set forth below:

(Name)

(Account Reference, if applicable)

(Address)

(Telephone Number) (Facsimile No.)

ACCEPTANCE

The Company hereby accepts the above subscription for the Subscribed for Shares effective the ______day of                      , 2006.

SIBLING ENTERTAINMENT GROUP, INC.

By: _________________________________
Mitchell Maxwell, President

Subscription Agreement Convertible Debenture Series H

Sibling Entertainment Group, Inc.	Page 12 of 56

June 28, 2006

Exhibit A

To the Subscription Agreement

Form of 8% Series H Convertible Secured Debentures

NEITHER THIS DEBENTURE NOR THE SECURITIES INTO WHICH THIS DEBENTURE IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF AND STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A, TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

No:

Date:	U.S.$ [	]

SIBLING ENTERTAINMENT GROUP, INC.

8% SERIES “H” CONVERTIBLE SECURED DEBENTURE

THIS DEBENTURE is one of a series of duly authorized issued debentures of Sibling Entertainment Group, Inc., a company organized under the laws of United States and having a principal place of business at 511 West 25th Street, Suite 503, NY, NY (the “Company”), designated as its 8% Series “H” Convertible Secured Debentures, (the “Convertible Debentures”), in an aggregate principal amount of Six hundred and fifty thousand ($650,000) dollars. This Convertible Debenture is issued pursuant to that certain Subscription Agreement between the Company and ____________ and having an Effective Date of ________2006 (the “Subscription Agreement.) All references herein to “dollars” or “$” shall be to U.S. dollars (U.S.$) unless otherwise specified. All capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Subscription Agreement.

FOR VALUE RECEIVED, the Company promises to pay to subscriber and/or holder of this Convertible Debenture [___________________________________], or registered assigns (the “Holder”), the principal sum of _________________________________________________________Dollars ($____________________________), no later than (1) year from the Original Issue Date hereof (the “Maturity Date”), including accrued and unpaid interest at the rate of eight (8%) per annum, and Premium Payments (as hereinafter defined), unless extended pursuant to Section 5 hereof, less any portion of this Convertible Debenture earlier converted into shares of common stock of pursuant to Section 6 hereof. The Convertible Debentures shall bear interest at the rate of 8% per annum payable quarterly on the first day of each calendar quarter and shall be prorated for any partial calendar quarter falling within the term of the Convertible Debenture; in addition, the Convertible Debentures provide for the payment, during the term of the Convertible Debentures, of additional premium interest payment equal to one-tenth of one (0.10%) percent of the quarterly net profits from operations (subject to pro-ration), if any (the “Premium Payments”), of Hats Holdings, Inc. (“HHI”) (Delaware), a wholly owned subsidiary of Sibling Theatricals, Inc. (Delaware), a wholly subsidiary of the Company, corresponding to the calendar quarters of the term of the Convertible Debentures; the additional premium interest payment, if any, is payable within forty-five (45) days after the close of each calendar quarter. All payments due under this Convertible Debenture will be paid to the Person in whose name this Convertible Debenture is registered on the records of the Company regarding registration and transfers of the Convertible

Subscription Agreement Convertible Debenture Series H

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June 28, 2006

Debentures (the “Convertible Debentures Register”).

The principal of this Convertible Debenture is payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the address of the Holder last appearing on the Convertible Debenture Register.

This Convertible Debenture is subject to the following additional provisions:

Section 1.            This Convertible Debenture is exchangeable at any time for an equal aggregate principal amount of the Convertible Debentures of different authorized denominations, as requested by the Holder surrendering the same but shall not be issuable in denominations of less than integral multiplies of Ten thousand Dollars ($10,000) unless such amount represents the full principal balance of Convertible Debentures outstanding to such Holder. No service charge will be made for such registration to transfer or exchange.

Section 2.            Prior to due presentment to the Company for transfer of this Convertible Debenture, the Company and any agent of the Company may treat the person in whose name this Convertible Debenture is duly registered on the Convertible Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Convertible Debenture is overdue, and neither the Company our any such agent shall be affected by notice to the contrary.

Section 3.	Events of Default.

“Event of Default”, wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative: or governmental body):

(a)           any default in the payment of the principal of, or liquidated damages in respect of, this Convertible Debenture, free of any claim of subordination, as, and when the same, shall become due and payable (whether on the Conversion Date (as hereinafter defined) or the Maturity Date or by acceleration or otherwise);

(b)          the Company shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of this Convertible Debenture and such failure or breach shall not have been remedied within 20 days after the date on which written notice of such failure or breach shall have been given;

(c)           the Company or any of its subsidiaries shall commence, or there shall be commenced against the Company or any such subsidiary a case under any applicable bankruptcy or insolvency laws as now or hereafter the effect or any successor thereto, or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any subsidiary thereof or there is commenced against the Company or any subsidiary thereof any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 90 days; or the Company or any subsidiary thereof is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company or any subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 90 days; or the Company or any subsidiary thereof makes a general assignment for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company or any subsidiary thereof shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or the Company or any subsidiary thereof shall by any act or failure to act indicate its consent to, approval of or

Subscription Agreement Convertible Debenture Series H

Sibling Entertainment Group, Inc.	Page 14 of 56

June 28, 2006

acquiescence in any of the foregoing; or any corporate or other action is taken by the Company or any subsidiary thereof for the purpose of effecting any of the foregoing; or

(d)          the Company shall be a party to any merger or consolidation pursuant to which the Company shall not be the surviving entity or shall dispose of all or substantially all of its assets in one or more transactions;

If during the time that any portion of this Convertible Debenture remains outstanding, any Event of Default occurs and is continuing, and in every such case, then the Holder may, by notice to the Company, declare the full principal amount of this Convertible Debenture, together with and other amounts owing hereunder, to the date of acceleration, to be, whereupon the same shall become, immediately due and the repayment of the Convertible Debenture shall begin under the terms of repayment below. Such repayment shall be payable in cash (notwithstanding anything herein contained to the contrary) without presentment, demand, protest or other notice of any kind, all of which are waived by the Company, notwithstanding anything herein contained to the contrary, and the Holder may immediately and without expiration of any grace period (except as provided above) enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon. Anything herein to the contrary notwithstanding, in the event that an Event of Default shall occur during the term of this Convertible Debenture, which Event of Default is not cured within 30 days of notice thereof by the Holder, the Holder, in addition to any other remedies available to the Holder, may elect to have the Company either exercise the Purchase Option as hereinafter defined) and sell the Property (as hereinafter defined) on a commercially reasonable basis, or sell the Purchase Option, on a commercially reasonable basis, and the proceeds of such sale are to be used by the Company to first repay the then issued and outstanding principal of the Convertible Debenture and accrued and unpaid interest and premium payments thereon (pro rata with other holders of the Convertible Debentures).

Section 4. Repayment of the Convertible Debenture.             Upon the Maturity Date, if not extended pursuant to Section 5 hereof, or if not previously converted or previously repaid pursuant to Section 6. hereof, then the Convertible Debenture shall be due and repayment of the principal and any accrued interest the Holder shall made.

Section 5. Extension of Repayment.      The Company shall have the right to extend the Maturity Date at any time prior thereto by an additional six (6) months for a total of eighteen (18) months from the date of the acceptance of this Subscription Agreement by the Company (the “Extension Option”) upon the issuance of an additional six thousand (6,000) H-1 Series Warrants per unit to the Holder (the “Additional H-1 Series Warrants”).

Section 6. Acceleration of Payments.   The Company shall accelerate the repayment of any unpaid outstanding principal and/or unpaid accrued interest and Premium Payment owed to each debenture holders pro rata with all debenture holders from a pool of funds collected from the assignment of income from the following sources:

(a)           HHI Revenues. To the extent of any revenues received by HHI from all sources including advances from third parties or licensed road companies of the production entitled HATS! – The Red Hat Musical (“HATS!”);

(b)           Return of Capital from HATS!. To the extent of any return of capital received by the Company, or any of its subsidiaries, from any investment made by the Company or any its subsidiaries in a production of HATS!;

(c)           Sale of Real Estate Rights. To the extent of any proceeds or profits received by the Company, or any of its subsidiaries including Sibling Properties, Inc. (Delaware), from the sale

Subscription Agreement Convertible Debenture Series H

Sibling Entertainment Group, Inc.	Page 15 of 56

June 28, 2006

or transfer of Company’s right(s) to repurchase (the “Purchase Option”) the real property known   as the Denver Civic Theatre located at 719 and 721 Santa Fe Drive, Denver, Colorado, (the “Property”) leased to the Denver Civic Theatre, Inc. (legally described as follows: The South 24 Feet of the East 122 Feet of Lot 12, The North 26 Feet of the East 122 Feet of Lot 12, and all of Lot 13, Block 38, Hunts Addition to Denver, City and County of Denver, State of Colorado),

(d)          Resale of the Property. To the extent of any proceeds or profits received by the Company from any resale of the Property if repurchased and subsequently sold by the Company or any of the Company’s subsidiaries; and

(e)           Excess Proceeds. To the extent of any proceeds received by Company in excess of $1.35 million dollars from the issuance of its current private offering entitled Series F, common stock offering private whereby the Company is currently offering up to four (4) million shares (plus warrants) at price of (0.50 per share or $2.0 million dollars in the aggregate.

Anything herein to the contrary notwithstanding the Company may prepay this Convertible Debenture in whole or in part at any time without penalty; if the Company provides the Holder with notice of any such prepayment the portion of this Convertible Debenture to be repaid may no longer be converted by the Holder pursuant to Section 7 hereof.

Section 7.	Conversion.

(a) Subject to the following provisions of this Section 4, this Convertible Debenture shall be convertible (the “Conversion Privilege”) into shares of the Common Stock at the option of the Holder in whole, or in part at any time, and from time to time commencing on the Original Issue Date and continuing through 5:00 pm New York time on the Maturity Date provided, that the following procedure is followed:

(i)        the Holder gives the Company written notice in the form attached hereto as Exhibit A (the “Conversion Notice”) indicating that the Holder desires to effect the Conversion Privilege; and

(ii)       the Holder delivers to the Company the Convertible Debentures (or such portions thereof) to be converted together with the form of Conversion Notice to the Company. Each Conversion Notice shall specify the principal amount of Convertible Debentures to be converted (which may not be less than the lesser of $10,000 or such principal amount of Convertible Debentures then held by the Holder) and the date on which such conversion is to he effected which date must be within 5 days of the date of the Conversion Notice (the “Conversion Date”). If no Conversion Date is specified in a Conversion Notice, the Conversion Date shall be the date the Conversion Notice is deemed delivered hereunder. If the Holder is converting less than all of the principal amount represented by the Convertible Debenture(s) tendered by the Holder with the Conversion Notice, or if a conversion hereunder cannot be effected in full for any reason, the Company shall honor such conversion to the extent permissible hereunder and shall promptly deliver to such Holder (in the manner provided for in this Convertible Debenture) a new Convertible Debenture for such principal amount as has not been converted. The number of shares of Common Stock as shall be issuable upon a conversion hereunder shall be determined by dividing the principal amount of, this Convertible Debenture to be converted by the Conversion Rate (as defined below); or

(iii)     if any time prior to the Maturity Date, the Company has received approval by the Securities and Exchange Commission to begin trading as a public company, and the Company’s common stock begins trading in a public market, then the Convertible Debenture shall be automatically converted by the Company within 14 days of the first of public trading of the Company’s stock, and the Company shall complete the Conversion Notice, and the Holder

Subscription Agreement Convertible Debenture Series H

Sibling Entertainment Group, Inc.	Page 16 of 56

June 28, 2006

warrants and pledges that the Holder shall accept such Conversion Notice and return the Conversion Notice to the Company signed without protest. Failure to receive the Conversion Notice by the Holder shall not prevent to the Company from completing the conversion hereunder and issuing the number shares of common stock defined by the Conversion Rate below.

(b)   (i)         The Conversion Rate (the “Conversion Rate”] in effect on any Conversion Date shall be $0.50 per share.

(ii)       If the Company, at any time while any Convertible Debentures, or portion thereof, are outstanding, (a) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of the Common Stock, (b) subdivide outstanding shares of the Common Stock into a larger number of shares, (c) combine outstanding shares of the Common Stock into a smaller number of shares, or (d) issue by reclassification of shares of the Common Stock any shares of capital stock of The Company, the Conversion Rate shall be multiplied by a fraction of which the numerator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of the Common Stock outstanding after such event Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification. In any case in which an adjustment under this Section 4(b)(ii) is required to be made effective as of the record date for a specified event if a Conversion Notice is delivered after such record date and prior to the occurrence of the event, the Company may elect to defer until the occurrence of such event (provided, that if such event does not occur, then such additional shares shall not be issued) issuing to the Holder the shares of Common Stock, if any, in respect thereof over and above the number of shares of Common Stock issuable upon such conversion on the basis of the Initial Conversion Rate prior to adjustment, provided that the Company shall have delivered to the Holder a due bill or other appropriate instrument reasonably acceptable to the Holder evidencing the Holder’s right to receive such additional shares of Common Stock upon the occurrence of the event requiring such adjustment.

(iii)      In case of any reclassification of the Common Stock or any compulsory share exchange or merger pursuant to which the Common Stock is converted into other securities, cash or property, the Holder of this Convertible Debenture shall have the right thereafter to, at its option, (A) convert the then outstanding principal amount, together with any other amounts then owing hereunder in respect of this Convertible Debenture only into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of the Common Stock following such reclassification or share exchange or merger, and the Holders of the Convertible Debentures shall be entitled upon such event to receive such amount of securities, cash or property as the shares of the Common Stock of the Company into which the then outstanding principal amount, together with all accrued but any other unpaid amounts then owing hereunder in respect of this Convertible Debenture could have been converted immediately prior to such reclassification or share exchange would have been entitled or (B) require the Company to prepay, from funds legally available therefor at the time of such prepayment, the aggregate of its outstanding principal amount of Convertible Debentures, plus any other amounts due and payable thereon, at a price determined in accordance with Section 7(a). The entire repayment price shall be paid in cash. This provision shall similarly apply to successive reclassifications or share exchanges.

(iv)        Whenever the Conversion Rate is adjusted pursuant to Section 4(b)(ii) the Company shall

Subscription Agreement Convertible Debenture Series H

Sibling Entertainment Group, Inc.	Page 17 of 56

June 28, 2006

promptly mail to each Holder of Convertible Debentures a notice setting forth the Conversion Rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(c)        The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of the Common Stock solely for the purpose of issuance upon conversion of the Convertible Debentures, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders, not less than such number of shares of the Common Stock as shall be issuable (taking into account the adjustments and restrictions of Section 4(b) upon the conversion of the outstanding principal amount of the Convertible Debentures hereunder. The Company covenants that all shares of the Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, nonassessable and subject to affiliation rules, be freely tradable.

(d)        The issuance of certificates for shares of the Common Stock on conversion of the Convertible Debentures shall be made without charge to the Holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such Convertible Debentures so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

(e)        Any and all notices or other communications or deliveries to be provided by the Holders of the Convertible Debentures hereunder, including, without limitation, any Conversion Notice, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight counts service or sent by certified or registered mail, postage prepaid, addressed to the Company, at: Sibling Entertainment Group, Inc., 5ll West 25th Street, Suite 503, New York, NY 10001 Facsimile: 212 924-9183 attention President, or such other address or facsimile number as the Company may specify for such purposes by notice to the Holders delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service or sent by certified or registered mail, postage prepaid, addressed to each Holder of the Convertible Debentures at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 4:30 p.m. (New York time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified this Section later than 4:30 p.m. (New York time) on any date and earlier than 11:59 p.m. (New York time) on such date, (iii) four days after deposit in the United States, (iv) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (v) upon actual receipt by the party to whom such notice is required to be given.

Section 8. Warrants Issued Upon Conversion. Subject to the terms contained herein and upon the execution of the Notice of Conversion substantially in the form of Exhibit CD-1 hereto for each one ($1.00) dollar the Holder of the Convertible Debenture converts into shares of Common Stock, the Holder converting the Convertible Debenture shall receive the holder shall be entitled to the following:

a)	One (1) stock purchase warrant substantially in the form of Exhibit CD-2 (the “Series H-2 Warrant”), and

Subscription Agreement Convertible Debenture Series H

Sibling Entertainment Group, Inc.	Page 18 of 56

June 28, 2006

b)	One (1) stock purchase warrant substantially in the form of Exhibit CD-3 (the “Series H-3 Warrant”).
c)

Each Series H-2 Warrant entitles the holder thereof to purchase one share of the Company’s common stock at a price of $0.75 per share for a period of five (5) years commencing on the conversion date set forth in the Notice of Conversion.

d)

Each Series H-3 Warrant entitles the holder thereof to purchase one share of the Company’s common stock at a price of $1.00 per share for a period of five (5) years commencing on the conversion date set forth in the Notice of Conversion. ..

Section 9.	Registration of Securities.

The Holder acknowledges that the shares issuable upon conversion of all or a portion of the outstanding principal balance of this Convertible Debenture have not been registered under the Securities Act of 1933 (the “Securities Act”), and except as otherwise provided in the registration rights agreement of even date herewith between the Company and the Holder (the “Registration Rights Agreement”) the Company has no obligation or intention to register any such securities under the Securities Act.

Section 10.         Except as expressly provided herein, no provision of this Convertible Debenture shall alter or impair the obligation of the Company, winch is absolute and unconditional, to pay the principal of, this Convertible Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Convertible Debenture is a direct obligation of the Company. This Convertible Debenture ranks pari passu with all other Convertible Debentures now or hereafter issued under the terms set forth herein. The Company may only voluntarily prepay the outstanding principal amount on the Convertible Debentures in accordance with Section 7 hereof.

Section 11.       This Convertible Debenture shall not entitle the Holder to any of the rights of a stockholder of the Company, including without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.

Section 12.         If this Convertible Debenture shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Convertible Debenture, or in lieu of or in substitution for a lost, stolen or destroyed debenture, a new Convertible Debenture for the principal amount of this Convertible Debenture so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Convertible Debenture, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.

Section 13.         This Convertible Debenture shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of laws thereof.

Section 14.       Any waiver by the Company or The Holder of a breach of any provision of this Convertible Debenture shall not operate as or be construed to be a waiver of any other breach of such provision of any breach of any other provision of this Convertible Debenture. The failure of the Company or the Holder to insist upon strict adherence to any term of this Convertible Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon any waiver must be in writing.

Section 15.        If any provision of this Convertible Debenture is invalid, illegal or unenforceable, the balance of this Convertible Debenture shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

Subscription Agreement Convertible Debenture Series H

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June 28, 2006

Section 16.         Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day (or, if such next succeeding Business Day falls in the next calendar month, the preceding Business Day in the appropriate calendar month).

Section 17.         The Holder may with the written consent of the Company assign all or a portion of its interest in the Convertible Debentures.

IN WITNESS WHEREOF, the Company has caused this Convertible Debenture to be duly executed by a duly authorized officer as of the date first above indicated.

Sibling Entertainment Group, Inc.

By:	_____________________________
	Name:	Mitchell Maxwell
	Title:	President

Attest:

By:	_____________________________
	Name:	Victoria Maxwell
	Title:	Secretary / Vice President

Subscription Agreement Convertible Debenture Series H

Sibling Entertainment Group, Inc.	Page 20 of 56

June 28, 2006

EXHIBIT CD-1

To the Convertible Debenture

NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert the 8% Series H Convertible Secured Debenture)

The undersigned hereby elects to convert on the aforementioned date that portion of 8% Series H Convertible Secured Debenture No. ______ as detailed below into shares of Common Stock, $0.001 par value per share (the “Common Stock”) of Sibling Entertainment Group, Inc. (the “Company”) according to the conditions hereof. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

Conversion calculations:

Date of Notice:___________________________

Date of Conversion: _______________________

Principal Amount of Convertible Debentures to be converted: _____________________

Number of shares of Common Stock to be issued: _____________________

Number of Series H-2 Warrants to be issued: _____________________

Number of Series H-3 Warrants to be issued: _____________________

Applicable Conversion Rate Fifty Cents ($0.50) per share.

_________________________________________

Signature

Name:

Address:

Subscription Agreement Convertible Debenture Series H

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June 28, 2006

EXHIBIT CD-2

TO THE CONVERTIBLE DEBENTURE

FORM OF SERIES H-2 WARRANT

NEITHER THIS WARRANT NOR THE SECURITIES FOR WHICH THIS WARRANT IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE LAWS IN EACH INSTANCE AS EVIDENCE BY AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY.

SIBLING ENTERTAINMENT GROUP, INC.

SERIES H-2 Warrant No. ___________	Dated: ___________________________

Sibling Entertainment Group, Inc., a company organized and existing under the laws of the State of New York (the “Company”), hereby certifies that, for value received, [________________], or its registered assigns (the “Warrant Holder”), is entitled, for every one SERIES H-2 Stock Purchase Warrant owned, subject to the terms set forth below, to purchase from the Company one (1) share of the Company’s common stock, $0.001 par value (the “Common Stock”) (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at an exercise price equal to $0.75 per share (as adjusted from time to time as provided in Section 5 (the “Exercise Price”). This Warrant certificate represents [__________________] SERIES H-2 Stock Purchase Warrants (collectively, the “Warrants”). This Warrant is issued pursuant to a Subscription Agreement dated ___________, 2006 for reference purposes between the Company and the original holder of this Warrant. The Warrants may be exercised at any time and from time to time from and after the date thereof and through and including 5:00 p.m. Eastern Standard Time on __________________, 20___ 1(the “Expiration Date”), and subject to the following terms and conditions:

1. Registration of Warrant Certificate.

The Company shall register this Warrant Certificate (the “Warrant”), upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Warrant Holder hereof form time to time. The Company may deem and treat the registered Warrant Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Warrant Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

2. Validity of Warrant and Issue of Shares.

The Company represents and warrants that: (i) this Warrant has been duly authorized and validly issued; (ii) the Warrant Shares when issued upon such exercise, will be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof; and (iii) during the period within which this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

3. Registration of Transfers and Exchange of Warrants.

(a) Upon surrender of this Warrant with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Section 7 hereof, and subject further to compliance with applicable laws rules and regulations, the Company shall register the transfer all or a portion of this Warrant in the Warrant Register,. Upon any such registration or transfer, a new warrant to purchase Common Stock, in

_________________________

1 Insert date which is three years from the date of acceptance of the subscription agreement by the Company.

Subscription Agreement Convertible Debenture Series H

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substantially the form of this Warrant (any such new warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion, if any, of this Warrant not so transferred shall be issued to the transferring Warrant Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a Warrant Holder of a Warrant.

(b) This Warrant is exchangeable, upon the surrender hereof by the Warrant Holder to the office of the Company specified in or pursuant to Section 7 for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

4. Exercise of Warrants.

(a) Upon surrender of this Warrant with the Form of Election to Purchase attached hereto duly completed and signed to, the Company, at its address set forth in or pursuant to Section 8, and upon payment and delivery of the Exercise Price per Warrant Share multiplied by the number of Warrant Shares that the Warrant Holder intends to purchase hereunder, in lawful money of the United State of America, in cash or by certified or official bank check or checks, payable to the Company, all as specified by the Warrant Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than 5 business days after the Date of Exercise (as defined herein) issue or cause to be issued and cause to be delivered to or upon the written order of the Warrant Holder and in such name or names as the Warrant Holder may designate, a certificate for the Warrant Shares issuable upon such exercise, with such restrictive legend as required by the Securities Act. Any person so designated by the Warrant Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant. A “Date of Exercise” means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the Warrant Holder to be purchased.

(b) This Warrant shall be exercisable at any time and from time to time for such number of Warrant Shares as is indicated in the attached Form of Election To Purchase, provided that such exercise is for not less than the lesser of (i) 10,000 Warrant Shares or (ii) such lesser number of Warrant Shares to which this Warrant entitles the Warrant Holder to acquire upon the exercise hereof. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

(c) The Warrant Shares purchased under this Warrant shall be deemed to have been issued to Holder as the record owner of such shares as of the close of business on the Exercise Date.

5. Adjustment Of Exercise Price And Number Of Shares.

THE STOCK PURCHASE PRICE AND THE NUMBER OF SHARES PURCHASABLE UPON THE EXERCISE OR CONVERSION OF THIS WARRANT WILL BE SUBJECT TO ADJUSTMENT FROM TIME TO TIME UPON THE OCCURRENCE OF CERTAIN EVENTS DESCRIBED IN THIS SECTION 5.

(a)    If the Company at any time subdivides the outstanding shares of the Company’s Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced; and conversely, if the Company at any time combines the outstanding shares of the Company’s Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased. Upon each such adjustment of the Exercise Price, Holder will thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Exercise Price resulting from such adjustment.

(b)    If at any time or from time to time the holders of the Company’s Common Stock or Preferred Stock (or other securities at the time receivable upon the exercise of this Warrant) receive or become entitled to receive, without payment therefore:

(i)            any shares of the Company’s Preferred Stock, Common Stock or any other securities which are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution;

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(ii)           any cash paid or payable otherwise than as a regular periodic cash dividend at a rate which is substantially consistent with past practice (or, in the case of an initial dividend, at a rate which is substantially consistent with industry practice); or

(iii)          any Preferred Stock, Common Stock or other securities or property (including cash) by way of spin-off, split up, reclassification, combination of shares or similar corporate rearrangement (other than shares of the Company’s Common Stock issued as a subdivision of the Company’s Common Stock, adjustments in respect of which will be covered by the terms of Section 5(a) above), then and in each such case, Warrant Holder will, upon the exercise or conversion of this Warrant, be entitled to receive, in addition to the number of Warrant Shares receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to this Section 5(b) in which cash would be paid or payable) which Warrant Holder would have held on the date of such exercise or conversion had he or it been the holder of record of such Common Stock or Preferred Stock as of the date on which holders of the Company’s Common Stock or Preferred Stock received or became entitled to receive such shares and/or all other additional stock and other securities and property.

(c)    Any reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company’s assets, or other transaction, in each case which is effected in such a way that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) equity securities or assets with respect to or in exchange for Common Stock, is referred to herein as an “Organic Change.” Prior to the consummation of any Organic Change, the Company shall make appropriate provision (in form and substance reasonably satisfactory to Warrant Holder) to ensure that Warrant Holder shall, after such Organic Change, have the right to acquire and receive, in lieu of or in addition to (as the case may be) the shares of Common Stock acquirable and receivable upon the exercise of this Warrant immediately prior to such Organic Change, such shares, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately acquirable and receivable upon exercise of this Warrant had such Organic Change not taken place. In any such case, the Company shall make appropriate provision (in form and substance reasonably satisfactory to Warrant Holder) with respect to Warrant Holder’s rights and interests to ensure that the provisions of this Warrant shall thereafter be applicable to the Warrant, including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Company, an immediate adjustment of the Exercise Price to the per share value for the Common Stock or other security, if applicable, assigned or reflected by the terms of such consolidation, merger or sale, and a corresponding immediate adjustment in the number of shares of Common Stock or equivalent security of the surviving entity acquirable and receivable upon exercise of this Warrant, if the value so reflected is less than the Exercise Price in effect immediately prior to such consolidation, merger or sale. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument (in form and substance reasonably satisfactory to Warrant Holder), the obligation to deliver to Warrant Holder such shares, securities or assets as, in accordance with the foregoing provisions, Warrant Holder may be entitled to acquire.

6. Fractional Shares.

The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares that shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrants Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would be issuable on the exercise of this Warrant, the Company shall, at its option, (i) pay an amount in cash equal to the Exercise Price multiplied by such fraction or (ii) round the number of Warrant Shares issuable, up to the next whole number.

7. Notice.

Any and all notices or other communications or deliveries hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section, (ii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iii) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (1) if to the Company, to Sibling Entertainment Group, Inc., 511 West 25th Street, Suite 503, New York, NY 10001 Attention: Mitchell Maxwell, President, or to Mitchell Maxwell, President, Sibling Entertainment Group, Inc. Fax: (212) 924-9183 if sent by facsimile; or (2) if to the Warrant Holder, to the Warrant Holder at the address or facsimile number

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appearing on the Warrant Register or such other address or facsimile number as the Warrant Holder may provide to the Company in accordance with this Section.

8. Warrant Agent.

(a) Initially, the Company shall act as the Warrant Agent. Upon thirty (30) days’ notice to the Warrant Holder, the Company may appoint a new warrant agent.

(b) Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or share Warrant Holders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Warrant Holders at the Warrant Holders’ last address as shown on the Warrant Register.

9.	Redemption.

This Warrant is redeemable by the Company at any time after six (6) months from the date of issuance, upon 30 days written notice (the “Redemption Notice”) to the registered holder thereof at a price of $0.001 per Warrant, provided that the Company’s common stock shall then be listed and/or quoted on a Trading Market and shall have closed at a bid price of $2.50 or more for more than 10 consecutive Trading Days. This Warrant may no longer be assigned or otherwise transferred by the record holder thereof, following the date on which the Redemption Notice is given. However, the record holder of this Warrant may still exercise the Warrant during the period between the date of the Redemption Notice and the date specified therein for the redemption of the Warrant.

For purposes of this Warrant, the term “Trading Market” shall mean any market or exchange on which the Company’s common stock is then eligible for trading, including but not limited to the OTC Bulletin Board (“OTC’), the NASDAQ Small Cap Market, New York Stock Exchange, American Stock Exchange or the NASDAQ National Market (each, a “Trading Market”); and the term “Trading Day” means (a) a day on which the Common Stock is traded on a Trading Market on which the Common Stock is then listed or quoted, as the case may be, or (b) if the Common Stock is not listed on a Trading Market, a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC, or (c) if the Common Stock is not quoted on the OTC, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices).

10.	Registration of Securities.

The Holder acknowledges that the shares issuable upon exercise of all or a portion of this Warrant have not been registered under the Securities Act of 1933 (the “Securities Act”), and except as otherwise provided in the registration rights agreement of even date herewith between the Company and the Holder (the “Registration Rights Agreement”) the Company has no obligation or intention to register any such securities under the Securities Act.

11.	Miscellaneous.

(a)    This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Warrant may be amended only in writing and signed by the Company and the Warrant Holder.

(b)    Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Warrant Holder any legal or equitable right, remedy or cause of action under this Warrant; this Warrant shall be for the sole and exclusive benefit of the Company and the Warrant Holder.

(c) This Warrant shall be null and void and of no further force or effect immediately following the Expiration Date.

(d)    The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(e)    In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonably substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

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(f)     The Warrant Holder shall not, by virtue hereof, be entitled to any voting or other rights of a shareholder of the Company, either at law or equity, and the rights of the Warrant Holder are limited to those expressed in this Warrant.

(g)    This Warrant shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of laws thereof. The Company and the Holder hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper. Each of the Company and the Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under this instrument and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by the authorized officer as of the date first above stated.

SIBLING ENTERTAINMENT GROUP, INC.

By: ____________________________

Mitchell Maxwell, President

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FORM OF ELECTION TO PURCHASE

(To be executed by the Warrant Holder to exercise the right to purchase shares of Common Stock under the foregoing Class A Non-Redeemable Warrant)

To:	To: Sibling Entertainment Group, Inc.
511 West 25th Street, Suite 503
New York, NY 10001

In accordance with the Series H-2 Warrant (the “Warrant”) enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase ___________ shares of Common Stock, par value $0.001 per share (the “Common Stock”), of Sibling Entertainment Group, Inc. at an Exercise Price (as defined in the Warrant) of ____________ per share and encloses herewith $___________ in cash or certified or official bank check or checks, which sum represents the aggregate Exercise Price for the number of shares of Common Stock to which this Form of Election to Purchase relates.

The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of

Name:	________________

Address:	________________

________________

Social Security Or Tax Identification Number:	____________________

If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

Name:	________________

Address:	________________

________________

Dated: __________, ____	Name of Warrant Holder:

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EXHIBIT CD-3

TO THE CONVERTIBLE DEBENTURE

FORM OF SERIES H-3 WARRANT

NEITHER THIS WARRANT NOR THE SECURITIES FOR WHICH THIS WARRANT IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE LAWS IN EACH INSTANCE AS EVIDENCE BY AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY.

SIBLING ENTERTAINMENT GROUP, INC.

SERIES H-3 Warrant No. ___________	Dated: ___________________________

Sibling Entertainment Group, Inc., a company organized and existing under the laws of the State of New York (the “Company”), hereby certifies that, for value received, [________________], or its registered assigns (the “Warrant Holder”), is entitled, for every one SERIES H-3 Stock Purchase Warrant owned, subject to the terms set forth below, to purchase from the Company one (1) share of the Company’s common stock, $0.001 par value (the “Common Stock”) (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at an exercise price equal to $1.00 per share (as adjusted from time to time as provided in Section 5 (the “Exercise Price”). This Warrant certificate represents [__________________] SERIES H-3 Stock Purchase Warrants (collectively, the “Warrants”). This Warrant is issued pursuant to a Subscription Agreement dated ______________, 2006 for reference purposes between the Company and the original holder of this Warrant. The Warrants may be exercised at any time and from time to time from and after the date thereof and through and including 5:00 p.m. Eastern Standard Time on __________________, 20___ 2(the “Expiration Date”), and subject to the following terms and conditions:

1. Registration of Warrant Certificate.

The Company shall register this Warrant Certificate (the “Warrant”), upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Warrant Holder hereof form time to time. The Company may deem and treat the registered Warrant Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Warrant Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

2. Validity of Warrant and Issue of Shares.

The Company represents and warrants that: (i) this Warrant has been duly authorized and validly issued; (ii) the Warrant Shares when issued upon such exercise, will be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof; and (iii) during the period within which this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

3. Registration of Transfers and Exchange of Warrants.

(a) Upon surrender of this Warrant with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Section 7 hereof, and subject further to compliance with applicable laws rules and regulations, the Company shall register the transfer all or a portion of this Warrant in the Warrant Register,. Upon any such registration or transfer, a new warrant to purchase Common Stock, in

_________________________

2 Insert date which is five years from the date of acceptance of the subscription agreement by the Company.

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substantially the form of this Warrant (any such new warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion, if any, of this Warrant not so transferred shall be issued to the transferring Warrant Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a Warrant Holder of a Warrant.

(b) This Warrant is exchangeable, upon the surrender hereof by the Warrant Holder to the office of the Company specified in or pursuant to Section 7 for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

4. Exercise of Warrants.

(a) Upon surrender of this Warrant with the Form of Election to Purchase attached hereto duly completed and signed to, the Company, at its address set forth in or pursuant to Section 8, and upon payment and delivery of the Exercise Price per Warrant Share multiplied by the number of Warrant Shares that the Warrant Holder intends to purchase hereunder, in lawful money of the United State of America, in cash or by certified or official bank check or checks, payable to the Company, all as specified by the Warrant Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than 5 business days after the Date of Exercise (as defined herein) issue or cause to be issued and cause to be delivered to or upon the written order of the Warrant Holder and in such name or names as the Warrant Holder may designate, a certificate for the Warrant Shares issuable upon such exercise, with such restrictive legend as required by the Securities Act. Any person so designated by the Warrant Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant. A “Date of Exercise” means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the Warrant Holder to be purchased.

(b) This Warrant shall be exercisable at any time and from time to time for such number of Warrant Shares as is indicated in the attached Form of Election To Purchase, provided that such exercise is for not less than the lesser of (i) 10,000 Warrant Shares or (ii) such lesser number of Warrant Shares to which this Warrant entitles the Warrant Holder to acquire upon the exercise hereof. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

(c) The Warrant Shares purchased under this Warrant shall be deemed to have been issued to Holder as the record owner of such shares as of the close of business on the Exercise Date.

5. Adjustment Of Exercise Price And Number Of Shares.

THE STOCK PURCHASE PRICE AND THE NUMBER OF SHARES PURCHASABLE UPON THE EXERCISE OR CONVERSION OF THIS WARRANT WILL BE SUBJECT TO ADJUSTMENT FROM TIME TO TIME UPON THE OCCURRENCE OF CERTAIN EVENTS DESCRIBED IN THIS SECTION 5.

(a)    If the Company at any time subdivides the outstanding shares of the Company’s Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced; and conversely, if the Company at any time combines the outstanding shares of the Company’s Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased. Upon each such adjustment of the Exercise Price, Holder will thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Exercise Price resulting from such adjustment.

(b)    If at any time or from time to time the holders of the Company’s Common Stock or Preferred Stock (or other securities at the time receivable upon the exercise of this Warrant) receive or become entitled to receive, without payment therefore:

(i)            any shares of the Company’s Preferred Stock, Common Stock or any other securities which are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution;

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(ii)           any cash paid or payable otherwise than as a regular periodic cash dividend at a rate which is substantially consistent with past practice (or, in the case of an initial dividend, at a rate which is substantially consistent with industry practice); or

(iii)          any Preferred Stock, Common Stock or other securities or property (including cash) by way of spin-off, split up, reclassification, combination of shares or similar corporate rearrangement (other than shares of the Company’s Common Stock issued as a subdivision of the Company’s Common Stock, adjustments in respect of which will be covered by the terms of Section 5(a) above), then and in each such case, Warrant Holder will, upon the exercise or conversion of this Warrant, be entitled to receive, in addition to the number of Warrant Shares receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to this Section 5(b) in which cash would be paid or payable) which Warrant Holder would have held on the date of such exercise or conversion had he or it been the holder of record of such Common Stock or Preferred Stock as of the date on which holders of the Company’s Common Stock or Preferred Stock received or became entitled to receive such shares and/or all other additional stock and other securities and property.

(c)    Any reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company’s assets, or other transaction, in each case which is effected in such a way that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) equity securities or assets with respect to or in exchange for Common Stock, is referred to herein as an “Organic Change.” Prior to the consummation of any Organic Change, the Company shall make appropriate provision (in form and substance reasonably satisfactory to Warrant Holder) to ensure that Warrant Holder shall, after such Organic Change, have the right to acquire and receive, in lieu of or in addition to (as the case may be) the shares of Common Stock acquirable and receivable upon the exercise of this Warrant immediately prior to such Organic Change, such shares, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately acquirable and receivable upon exercise of this Warrant had such Organic Change not taken place. In any such case, the Company shall make appropriate provision (in form and substance reasonably satisfactory to Warrant Holder) with respect to Warrant Holder’s rights and interests to ensure that the provisions of this Warrant shall thereafter be applicable to the Warrant, including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Company, an immediate adjustment of the Exercise Price to the per share value for the Common Stock or other security, if applicable, assigned or reflected by the terms of such consolidation, merger or sale, and a corresponding immediate adjustment in the number of shares of Common Stock or equivalent security of the surviving entity acquirable and receivable upon exercise of this Warrant, if the value so reflected is less than the Exercise Price in effect immediately prior to such consolidation, merger or sale. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument (in form and substance reasonably satisfactory to Warrant Holder), the obligation to deliver to Warrant Holder such shares, securities or assets as, in accordance with the foregoing provisions, Warrant Holder may be entitled to acquire.

6. Fractional Shares.

The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares that shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrants Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would be issuable on the exercise of this Warrant, the Company shall, at its option, (i) pay an amount in cash equal to the Exercise Price multiplied by such fraction or (ii) round the number of Warrant Shares issuable, up to the next whole number.

7. Notice.

Any and all notices or other communications or deliveries hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section, (ii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iii) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (1) if to the Company, to Sibling Entertainment Group, Inc., 511 West 25th Street, Suite 503, New York, NY 10001 Attention: Mitchell Maxwell, President, or to Mitchell Maxwell, President, Sibling Entertainment Group, Inc. Fax: (212) 924-

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9183 if sent by facsimile; or (2) if to the Warrant Holder, to the Warrant Holder at the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Warrant Holder may provide to the Company in accordance with this Section.

8. Warrant Agent.

(a) Initially, the Company shall act as the Warrant Agent. Upon thirty (30) days’ notice to the Warrant Holder, the Company may appoint a new warrant agent.

(b) Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or share Warrant Holders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Warrant Holders at the Warrant Holders’ last address as shown on the Warrant Register.

9.	Redemption.

This Warrant is redeemable by the Company at any time after six (6) months from the date of issuance, upon 30 days written notice (the “Redemption Notice”) to the registered holder thereof at a price of $0.001 per Warrant, provided that the Company’s common stock shall then be listed and/or quoted on a Trading Market and shall have closed at a bid price of $2.50 or more for more than 10 consecutive Trading Days. This Warrant may no longer be assigned or otherwise transferred by the record holder thereof, following the date on which the Redemption Notice is given. However, the record holder of this Warrant may still exercise the Warrant during the period between the date of the Redemption Notice and the date specified therein for the redemption of the Warrant.

For purposes of this Warrant, the term “Trading Market” shall mean any market or exchange on which the Company’s common stock is then eligible for trading, including but not limited to the OTC Bulletin Board (“OTC’), the NASDAQ Small Cap Market, New York Stock Exchange, American Stock Exchange or the NASDAQ National Market (each, a “Trading Market”); and the term “Trading Day” means (a) a day on which the Common Stock is traded on a Trading Market on which the Common Stock is then listed or quoted, as the case may be, or (b) if the Common Stock is not listed on a Trading Market, a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC, or (c) if the Common Stock is not quoted on the OTC, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices).

10.	Registration of Securities.

The Holder acknowledges that the shares issuable upon exercise of all or a portion of this Warrant have not been registered under the Securities Act of 1933 (the “Securities Act”), and except as otherwise provided in the registration rights agreement of even date herewith between the Company and the Holder (the “Registration Rights Agreement”) the Company has no obligation or intention to register any such securities under the Securities Act.

11.	Miscellaneous.

(a)    This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Warrant may be amended only in writing and signed by the Company and the Warrant Holder.

(b)    Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Warrant Holder any legal or equitable right, remedy or cause of action under this Warrant; this Warrant shall be for the sole and exclusive benefit of the Company and the Warrant Holder.

(c) This Warrant shall be null and void and of no further force or effect immediately following the Expiration Date.

(d)    The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(e)    In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonably substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

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(f)     The Warrant Holder shall not, by virtue hereof, be entitled to any voting or other rights of a shareholder of the Company, either at law or equity, and the rights of the Warrant Holder are limited to those expressed in this Warrant.

(g)    This Warrant shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of laws thereof. The Company and the Holder hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper. Each of the Company and the Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under this instrument and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by the authorized officer as of the date first above stated.

SIBLING ENTERTAINMENT GROUP, INC.

By: ____________________________

Mitchell Maxwell, President

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June 28, 2006

FORM OF ELECTION TO PURCHASE

(To be executed by the Warrant Holder to exercise the right to purchase shares of Common Stock under the foregoing Class A Non-Redeemable Warrant)

To:	To: Sibling Entertainment Group, Inc.
511 West 25th Street, Suite 503
New York, NY 10001

In accordance with the Series H-3 Warrant (the “Warrant”) enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase ___________ shares of Common Stock, par value $0.001 per share (the “Common Stock”), of Sibling Entertainment Group, Inc. at an Exercise Price (as defined in the Warrant) of ____________ per share and encloses herewith $___________ in cash or certified or official bank check or checks, which sum represents the aggregate Exercise Price for the number of shares of Common Stock to which this Form of Election to Purchase relates.

The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of

Name:	________________

Address:	________________

________________

Social Security Or Tax Identification Number:	____________________

If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

Name:	________________

Address:	________________

________________

Dated: __________, ____	Name of Warrant Holder:

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EXHIBIT B

TO THE SUBSCRIPTION AGREEMENT

FORM OF SERIES H-1 WARRANT

NEITHER THIS WARRANT NOR THE SECURITIES FOR WHICH THIS WARRANT IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE LAWS IN EACH INSTANCE AS EVIDENCE BY AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY.

SIBLING ENTERTAINMENT GROUP, INC.

SERIES H-1 Warrant No. ___________	Dated: ___________________________

Sibling Entertainment Group, Inc., a company organized and existing under the laws of the State of New York (the “Company”), hereby certifies that, for value received, [________________], or its registered assigns (the “Warrant Holder”), is entitled, for every one SERIES H-1 Stock Purchase Warrant owned, subject to the terms set forth below, to purchase from the Company one (1) share of the Company’s common stock, $0.001 par value (the “Common Stock”) (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at an exercise price equal to $0.55 per share (as adjusted from time to time as provided in Section 5 (the “Exercise Price”). This Warrant certificate represents [__________________] SERIES H-1 Stock Purchase Warrants (collectively, the “Warrants”). This Warrant is issued pursuant to a Subscription Agreement dated ______________, 2006 for reference purposes between the Company and the original holder of this Warrant. The Warrants may be exercised at any time and from time to time from and after the date thereof and through and including 5:00 p.m. Eastern Standard Time on __________________, 200___ 3(the “Expiration Date”), and subject to the following terms and conditions:

1. Registration of Warrant Certificate.

The Company shall register this Warrant Certificate (the “Warrant”), upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Warrant Holder hereof form time to time. The Company may deem and treat the registered Warrant Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Warrant Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

2. Validity of Warrant and Issue of Shares.

The Company represents and warrants that: (i) this Warrant has been duly authorized and validly issued; (ii) the Warrant Shares when issued upon such exercise, will be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof; and (iii) during the period within which this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

3. Registration of Transfers and Exchange of Warrants.

(a) Upon surrender of this Warrant with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Section 7 hereof, and subject further to compliance with applicable laws rules and regulations, the Company shall register the transfer all or a portion of this Warrant in the Warrant Register,. Upon any such registration or transfer, a new warrant to purchase Common Stock, in

_________________________

3 Insert date which is five years from the date of acceptance of the subscription agreement by the Company.

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substantially the form of this Warrant (any such new warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion, if any, of this Warrant not so transferred shall be issued to the transferring Warrant Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a Warrant Holder of a Warrant.

(b) This Warrant is exchangeable, upon the surrender hereof by the Warrant Holder to the office of the Company specified in or pursuant to Section 7 for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

4. Exercise of Warrants.

(a) Upon surrender of this Warrant with the Form of Election to Purchase attached hereto duly completed and signed to, the Company, at its address set forth in or pursuant to Section 7, and upon payment and delivery of the Exercise Price per Warrant Share multiplied by the number of Warrant Shares that the Warrant Holder intends to purchase hereunder, in lawful money of the United State of America, in cash or by certified or official bank check or checks, payable to the Company, all as specified by the Warrant Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than 5 business days after the Date of Exercise (as defined herein) issue or cause to be issued and cause to be delivered to or upon the written order of the Warrant Holder and in such name or names as the Warrant Holder may designate, a certificate for the Warrant Shares issuable upon such exercise, with such restrictive legend as required by the Securities Act. Any person so designated by the Warrant Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant. A “Date of Exercise” means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the Warrant Holder to be purchased.

(b) This Warrant shall be exercisable at any time and from time to time for such number of Warrant Shares as is indicated in the attached Form of Election To Purchase, provided that such exercise is for not less than the lesser of (i) 10,000 Warrant Shares or (ii) such lesser number of Warrant Shares to which this Warrant entitles the Warrant Holder to acquire upon the exercise hereof. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

(c) The Warrant Shares purchased under this Warrant shall be deemed to have been issued to Holder as the record owner of such shares as of the close of business on the Exercise Date.

5. Adjustment Of Exercise Price And Number Of Shares.

THE STOCK PURCHASE PRICE AND THE NUMBER OF SHARES PURCHASABLE UPON THE EXERCISE OR CONVERSION OF THIS WARRANT WILL BE SUBJECT TO ADJUSTMENT FROM TIME TO TIME UPON THE OCCURRENCE OF CERTAIN EVENTS DESCRIBED IN THIS SECTION 5.

(a)    If the Company at any time subdivides the outstanding shares of the Company’s Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced; and conversely, if the Company at any time combines the outstanding shares of the Company’s Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased. Upon each such adjustment of the Exercise Price, Holder will thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Exercise Price resulting from such adjustment.

(b)    If at any time or from time to time the holders of the Company’s Common Stock or Preferred Stock (or other securities at the time receivable upon the exercise of this Warrant) receive or become entitled to receive, without payment therefore:

(i)            any shares of the Company’s Preferred Stock, Common Stock or any other securities which are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution;

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(ii)           any cash paid or payable otherwise than as a regular periodic cash dividend at a rate which is substantially consistent with past practice (or, in the case of an initial dividend, at a rate which is substantially consistent with industry practice); or

(iii)          any Preferred Stock, Common Stock or other securities or property (including cash) by way of spin-off, split up, reclassification, combination of shares or similar corporate rearrangement (other than shares of the Company’s Common Stock issued as a subdivision of the Company’s   Common Stock, adjustments in respect of which will be covered by the terms of Section 5(a) above), then and in each such case, Warrant Holder will, upon the exercise or conversion of this Warrant, be entitled to receive, in addition to the number of Warrant Shares receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to this Section 5(b) in which cash would be paid or payable) which Warrant Holder would have held on the date of such exercise or conversion had he or it been the holder of record of such Common Stock or Preferred Stock as of the date on which holders of the Company’s Common Stock or Preferred Stock received or became entitled to receive such shares and/or all other additional stock and other securities and property.

(c)    Any reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company’s assets, or other transaction, in each case which is effected in such a way that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) equity securities or assets with respect to or in exchange for Common Stock, is referred to herein as an “Organic Change.” Prior to the consummation of any Organic Change, the Company shall make appropriate provision (in form and substance reasonably satisfactory to Warrant Holder) to ensure that Warrant Holder shall, after such Organic Change, have the right to acquire and receive, in lieu of or in addition to (as the case may be) the shares of Common Stock acquirable and receivable upon the exercise of this Warrant immediately prior to such Organic Change, such shares, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately acquirable and receivable upon exercise of this Warrant had such Organic Change not taken place. In any such case, the Company shall make appropriate provision (in form and substance reasonably satisfactory to Warrant Holder) with respect to Warrant Holder’s rights and interests to ensure that the provisions of this Warrant shall thereafter be applicable to the Warrant, including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Company, an immediate adjustment of the Exercise Price to the per share value for the Common Stock or other security, if applicable, assigned or reflected by the terms of such consolidation, merger or sale, and a corresponding immediate adjustment in the number of shares of Common Stock or equivalent security of the surviving entity acquirable and receivable upon exercise of this Warrant, if the value so reflected is less than the Exercise Price in effect immediately prior to such consolidation, merger or sale. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument (in form and substance reasonably satisfactory to Warrant Holder), the obligation to deliver to Warrant Holder such shares, securities or assets as, in accordance with the foregoing provisions, Warrant Holder may be entitled to acquire.

6. Fractional Shares.

The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares that shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrants Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would be issuable on the exercise of this Warrant, the Company shall, at its option, (i) pay an amount in cash equal to the Exercise Price multiplied by such fraction or (ii) round the number of Warrant Shares issuable, up to the next whole number.

7. Notice.

Any and all notices or other communications or deliveries hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section, (ii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iii) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (1) if to the Company, to Sibling Entertainment Group, Inc., 511 West 25th Street, Suite 503, New York, NY 10001 Attention: Mitchell Maxwell, President, or to Mitchell Maxwell, President, Sibling Entertainment Group, Inc. Fax: (212) 924-9183 if sent by facsimile; or (2) if to the Warrant Holder, to the Warrant Holder at the address or facsimile number

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appearing on the Warrant Register or such other address or facsimile number as the Warrant Holder may provide to the Company in accordance with this Section.

8. Warrant Agent.

(a) Initially, the Company shall act as the Warrant Agent. Upon thirty (30) days’ notice to the Warrant Holder, the Company may appoint a new warrant agent.

(b) Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or share Warrant Holders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Warrant Holders at the Warrant Holders’ last address as shown on the Warrant Register.

9.	Redemption.

This Warrant is redeemable by the Company at any time after six (6) months from the date of issuance, upon 30 days written notice (the “Redemption Notice”) to the registered holder thereof at a price of $0.001 per Warrant, provided that the Company’s common stock shall then be listed and/or quoted on a Trading Market and shall have closed at a bid price of $2.50 or more for more than 10 consecutive Trading Days. This Warrant may no longer be assigned or otherwise transferred by the record holder thereof, following the date on which the Redemption Notice is given. However, the record holder of this Warrant may still exercise the Warrant during the period between the date of the Redemption Notice and the date specified therein for the redemption of the Warrant.

For purposes of this Warrant, the term “Trading Market” shall mean any market or exchange on which the Company’s common stock is then eligible for trading, including but not limited to the OTC Bulletin Board (“OTC’), the NASDAQ Small Cap Market, New York Stock Exchange, American Stock Exchange or the NASDAQ National Market (each, a “Trading Market”); and the term “Trading Day” means (a) a day on which the Common Stock is traded on a Trading Market on which the Common Stock is then listed or quoted, as the case may be, or (b) if the Common Stock is not listed on a Trading Market, a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC, or (c) if the Common Stock is not quoted on the OTC, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices).

10.	Registration of Securities.

The Holder acknowledges that the shares issuable upon exercise of all or a portion of this Warrant have not been registered under the Securities Act of 1933 (the “Securities Act”), and except as otherwise provided in the registration rights agreement of even date herewith between the Company and the Holder (the “Registration Rights Agreement”) the Company has no obligation or intention to register any such securities under the Securities Act.

11.	Miscellaneous.

(a)    This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Warrant may be amended only in writing and signed by the Company and the Warrant Holder.

(b)    Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Warrant Holder any legal or equitable right, remedy or cause of action under this Warrant; this Warrant shall be for the sole and exclusive benefit of the Company and the Warrant Holder.

(c) This Warrant shall be null and void and of no further force or effect immediately following the Expiration Date.

(d)    The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(e)    In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonably substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

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(f)     The Warrant Holder shall not, by virtue hereof, be entitled to any voting or other rights of a shareholder of the Company, either at law or equity, and the rights of the Warrant Holder are limited to those expressed in this Warrant.

(g)    This Warrant shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of laws thereof. The Company and the Holder hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper. Each of the Company and the Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under this instrument and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by the authorized officer as of the date first above stated.

SIBLING ENTERTAINMENT GROUP, INC.

By: ____________________________

Mitchell Maxwell, President

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June 28, 2006

FORM OF ELECTION TO PURCHASE

(To be executed by the Warrant Holder to exercise the right to purchase shares of Common Stock under the foregoing Class A Non-Redeemable Warrant)

To:	Sibling Entertainment Group, Inc.
511 West 25th Street, Suite 503
New York, NY 10001

In accordance with the Series H-1Warrant (the “Warrant”) enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase ___________ shares of Common Stock, par value $0.001 per share (the “Common Stock”), of Sibling Entertainment Group, Inc. at an Exercise Price (as defined in the Warrant) of ____________ per share and encloses herewith $___________ in cash or certified or official bank check or checks, which sum represents the aggregate Exercise Price for the number of shares of Common Stock to which this Form of Election to Purchase relates.

The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of

Name:	________________

Address:	________________

________________
Social Security Or Tax Identification Number:	____________________

If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

Name:	________________

Address:	________________

________________

Dated: __________, ____	Name of Warrant Holder:

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June 28, 2006

EXHIBIT 1.6.2

To The Subscription Agreement

To:	Sibling Entertainment Group, Inc.
511 West 25th Street, Suite 503
New York, NY 10001

In connection with the purchase by the undersigned of the Subscribed for Units of Sibling Entertainment Group, Inc. (the “Company”), the undersigned is delivering this representation letter pursuant to the Subscription Agreement between the Company and the undersigned having an effective date of [date of acceptance by the Company](the “Subscription Agreement”), between the Company and the undersigned. The Investor has responded to the following questions in order to assist the Company in determining whether the Investor is an Accredited Investor, as defined in the Subscription Agreement. All capitalized terms used herein and not otherwise defined shall have the respective meaning ascribed thereto in the Subscription Agreement. THE INVESTOR HAS MARKED, COMPLETED AND INITIALED ALL APPROPRIATE SPACES ON THE FOLLOWING PAGES INDICATING THE BASIS UPON WHICH THE INVESTOR MAY QUALIFY TO PURCHASE AN INTEREST. [INITIALING FEWER THAN ALL SPACES APPLICABLE TO THE INVESTOR MAY NOT PROVIDE THE COMPANY WITH ENOUGH INFORMATION TO DETERMINE IF THE INVESTOR IS A QUALIFIED INVESTOR]. The Investor represents and warrants that all of the information provided by it, him or her herein or in any exhibit hereto is true and correct as of the date hereof.

Part I:	Accredited Investor and/or Net Worth Status

Check and initial whichever statements are applicable:

(1)   The Investor is ☐ a natural person, ☐ a trust, ☐ a corporation, ☐ a   partnership, ☐ other (please specify)______________________.

(2)   The Investor ☐ has ☐ has not consulted with or been advised by anyone serving in the capacity of an Investor representative in evaluating the risks and merits of the purchase of the Units.

If the Investor has consulted with a Investor representative, certain additional documentation must be completed by the Investor and such advisor and submitted to the Company. Such documentation is available from the Company upon request.

If the Investor is a natural person, please complete items (3) through (10). If the Investor is other than a natural person, please complete item (11).

(3)	State principal occupation: ______________________________________.
(4)	I have a net worth (with my spouse and including home, furnishings and automobiles) of:

(Check whichever statement is applicable)

☐ $1,000,000 or more; or
☐ (If less than $1,000,000 please specify amount of net worth):$________________.

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June 28, 2006

(5)	(A)	I had an individual income in each of the last two years of:

(Check whichever statement is applicable)

☐ $200,000 or more; or
☐ (If less than $200,000, please specify amount): $____________.

I reasonably expect to have an individual income in the current year of:

☐ $200,000 or more; or
☐ (If less than $200,000 please specify amount): $_____________.
(6)	(A)	My spouse and I had a joint income in each of the last two years of:

(Check whichever statement is applicable)

☐ $300,000 or more; or
☐	(If less than $300,000 please specify amount): $________________.
My spouse and I reasonably expect to have a joint income in the current	year of:

(Check whichever statement is applicable)

☐ $300,000 or more; or
☐ (If less than $300,000 please specify amount):$_______________.

(6)           For prospective Investors which are not natural persons (Please Check and initial the appropriate boxes).

☐	The Investor is a corporation and has not been formed for the specific purposes of acquiring the Units and has total assets exceeding $5,000,000.
☐

The Investor is a trust, has total assets exceeding $5,000,000 and was not formed for the specific purpose of acquiring the Units. The decision to invest in the Company by the trust was made by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment. Identify the name and principal occupation of each such person directing the investment decision.

__________________________________________________________________

__________________________________________________________________

☐

The Investor is an organization described in Section 501(c)(3) of the Internal Revenue Code, as amended, has not been formed for the specific   purpose of acquiring Units and has total assets exceeding $5,000,000.

☐

The Investor is an entity in which all of the equity owners are (a) individuals who have individual or joint income in excess of $200,000 or $300,000, respectively, in each of the past two years and reasonably expect a similar level of income in the current year, (b) individuals whose net worth exceeds $1,000,000; or (c) entities which are “accredited investors” (as such item is defined in Rule 501 of Regulation D under the Securities Act). Identify and haves each equity owner of the Investor sign opposite his name below, which signature shall be an representation by that individual that he satisfies the criteria of clause (a), (b) or (c) hereof (Please complete and sign Schedule A hereto).

__________________________________________________________________

__________________________________________________________________

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June 28, 2006

☐

The Investor is a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Exchange Act; and insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Securities Act; a Small Business Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; or an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary as defined in Section 3(21) thereof, which is either a bank a savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited Investors.

☐	The Investor is a private business development company as defined in section 202(a) (22) of the Investment Advisers Act of 1940.

(7)          ☐          Although none of the foregoing are applicable to the Investor, the Investor represents that it has a net worth (exclusive of house and furnishings) equal to ten (10) times its proposed investment.

Part II:	Business and Investment Experience

Please check all applicable descriptions below for any general business, investment or professional experience that you posses. (You must check AT LEAST 4 ITEMS to qualify to purchase the Subscribed for Units).

☐ Self Employed	☐Securities Experience	☐Small Business Experience	☐ Stock Broker/Dealer
☐ Frequent Investor	☐ Business Owner	☐ Financial Advisor	☐ Attorney or Accountant
☐ Oil & Gas Experience	☐ Insurance Experience	☐ Maintain Brokerage Accounts	☐ Own other penny stocks

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For questions 2-11, you must answer YES to at least 5 questions in order to qualify to invest.

2.	Do you consider yourself knowledgeable about general business matter?	☐ Yes ☐ No

3.	Do you make your own business decisions?	☐ Yes ☐ No

4.	Do you keep informed of business, financial or economic
	trends and conditions?	☐ Yes ☐ No

5.	Do you read financial publications or watch or listen
	to programs with financial themes?	☐ Yes ☐ No

6.	Do you invest in stocks, bonds, mutual funds, private businesses or auction industry?	☐ Yes ☐ No

7.	Have you ever been a principal in a partnership, or an officer or
	or director in a corporation or similar entity?	☐ Yes ☐ No

8.	Have you every had or shared responsibility for running a business?	☐ Yes ☐ No

9.	Do you have more than 6 years of general business experience?	☐ Yes ☐ No

10.	Do you understand financial statements and balance sheets?	☐ Yes ☐ No

11.	Have you worked with attorneys and/or financial professionals
	regarding business matters?	☐ Yes ☐ No

Part III: General Information about the Investor

(a)	(1)	My educational background is as follows:
	College:_______________	Degree:_____________	Year:___________
	Grad School:_____________	Degree:____________	Year:____________
	(2)	I am _________ years of age.

(3)           I have personally invested in excess of $_________ in venture capital or similar investments in the past five years.

(4)	I ☐ am ☐ am not an executive officer, director or existing shareholder of the Company.

(b)           (1)          (Applicable only if no Purchaser Representative is acting for the Investor.) The Investor has not authorized any person or institution to act as his Purchaser Representative (as that term is defined in Regulation D of the General Rules and Regulations under the Securities Act) in connection with this transaction. The Investor is experienced in investment and business matters and has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment in the Units being offered on the terms and conditions set forth in this Agreement which the Investor has read and understands. In connection with his review of this Agreement, the Investor has consulted with such independent legal counsel or other advisers considered appropriate to assist the Investor in evaluating his proposed investment in the Company. In particular, and not in limitation of the foregoing, the Investor has taken full cognizance of and understands: (i) the terms and conditions of this Agreement; and (ii), that there are substantial “Risk Factors” associated with the purchase of Units.

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(2)	(Applicable only if a Purchaser Representative is acting for the Investor).

(a) whose office address and telephone number are as follows: has acted as the Purchaser Representative of the Investor.

(b)   In evaluating a potential purchase of the Units, the Investor has been advised by the Purchaser Representative as to the merits and risks of the investment in general and the suitability of the investment for the Investor in particular;

(c) The Purchaser Representative has confirmed to the Investor, in writing, (a copy of which instrument shall be delivered to you upon execution of the Subscription Agreement) the specific details of any and all past, present or future material relationships, actual or contemplated, between the Purchaser Representative and the Company or any affiliate of any of the foregoing; and

(d) The Investor has reviewed with such Purchaser Representative and, accordingly, has taken full cognizance of and understands the terms and conditions of this Agreement; and

(e)	Either directly or through his Purchaser Representative, the Investor has:

(1) Been furnished with such other information in connection with this transaction as has been requested;

(2) Been afforded the opportunity to ask questions of and receive answers from the Company or persons acting on his behalf concerning the terms and conditions of the transaction and to obtain any additional information, to the extent that the Company possess such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information furnished; and has availed himself of such opportunity to the extent he considers appropriate in order to permit him to evaluate the merits and risks of an investment in the Units.

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Schedule A to

Exhibit 1.6.2

To the Subscription Agreement

TO BE COMPLETED ONLY BY SHAREHOLDERS, PARTNERS OR GRANTORS OF CERTAIN CORPORATIONS, PARTNERSHIPS AND TRUSTS, RESPECTIVELY, WHO ARE PURCHASING THE SUBSCRIPTION SHARES, AS ACCREDITED INVESTORS

To:	Sibling Entertainment, Inc.

511 West 25th Street, Suite 503

New York, NY 10001

Dear Sir;

Please be advised that the undersigned is a shareholder, partner, or grantor of/or in ___________ (the “Investor”), a corporation/partnership/trust (circle applicable status). The undersigned is aware that, for purchase of the Units (as defined in and subject to the terms of the Subscription Agreement dated for reference as of even date herewith between the Investor and Sibling Entertainment, Inc. (the “Company”), certain corporations, partnerships, trusts or other entities may qualify to purchase Units, as an “Accredited Investor” as defined in Regulation D as promulgated by the Securities and Exchange Commission if all of their equity owners are Accredited Investors.

Accordingly, with knowledge that it will be relied upon by the Company, the undersigned certifies and represents that (as applicable, please initial):

__________(i) the undersigned has an individual net worth, or joint net worth with his/her spouse, in excess of $1,000,000; or,

_________(ii)   the undersigned had an individual income in excess of $200,000 in each of the two most recent years or joint income with his/her spouse in excess of $300,000 in each of those two years and has a reasonable expectation of reaching the same income level in the current year; or,

__________(iii)      the undersigned is a company or partnership not formed for the specific purpose of acquiring the securities offered hereby, with total assets in excess of $5,000,000.

Dated:	.2006

___________________________
        [Signature]

Print Name:

Subscription Agreement Convertible Debenture Series H

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EXHIBIT 1.7

TO THE SUBSCRIPTION AGREEMENT

SPECIAL STATE LAW CONSIDERATIONS

(A)	FOR ARIZONA INVESTORS

THESE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF ARIZONA AND MAY NOT BE TRANSFERRED OR RESOLD WITHOUT REGISTRATION UNDER SUCH ACT OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION THEREUNDER.

(B)	FOR CALIFORNIA INVESTORS

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE CALIFORNIA CORPORATIONS CODE BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE CALIFORNIA CORPORATIONS CODE, IF SUCH REGISTRATION IS REQUIRED

(C)	FOR CONNECTICUT INVESTORS

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER SECTION 36-485 OF THE CONNECTICUT UNIFORM SECURITIES ACT, AS AMENDED (THE "CONNECTICUT ACT"), AND ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND SALE, AS SET FORTH HEREIN. THE SECURITIES MAY NOT BE TRANSFERRED OR SOLD WITHOUT REGISTRATION UNDER THE CONNECTICUT ACT OR EXEMPTION THEREFROM.

(D)	FOR FLORIDA INVESTORS

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE FLORIDA SECURITIES ACT, BY REASON OR SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE LAWS OF THIS STATE, IF SUCH REGISTRATION IS REQUIRED.

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE FLORIDA SECURITIES ACT. IN THE EVENT THAT SALES ARE MADE TO FIVE (5) OR MORE PERSONS IN THE STATE OF FLORIDA PURSUANT TO THE EXEMPTION FOR LIMITED OFFERS OR SALES OF SECURITIES SET FORTH IN SECTION 517.061(11)(A) OF THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT, ANY SALE IN FLORIDA MADE PURSUANT TO SUCH SECTION IS VOIDABLE BY THE PURCHASER IN SUCH SALE EITHER WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN THREE (3) DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER. TO ACCOMPLISH THIS, IT IS SUFFICIENT FOR A FLORIDA INVESTOR TO SEND A LETTER OR TELEGRAM TO THE FUND WITHIN SUCH THREE (3) DAY PERIOD STATING THAT IT IS VOIDING AND RESCINDING THE PURCHASE. IF AN INVESTOR SENDS SUCH A LETTER, IT IS PRUDENT TO DO SO BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO INSURE THAT THE LETTER IS RECEIVED AND TO EVIDENCE THE TIME OF MAILING.

(E)	FOR NEW JERSEY OR NEW YORK INVESTORS

THIS MEMORANDUM HAS NOT BEEN REVIEWED BY THE ATTORNEY GENERAL OF THE STATE OF NEW YORK OR FILED OR REVIEWED BY THE ATTORNEY GENERAL OF THE STATE OF NEW JERSEY PRIOR TO ITS ISSUANCE AND USE. NEITHER THE ATTORNEY GENERAL OF THE STATE OF NEW YORK NOR THE ATTORNEY GENERAL OF THE STATE OF NEW JERSEY HAS PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

(F)	FOR COLORADO INVESTORS

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE COLORADO SECURITIES ACT OF 1981 BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OF 1981, IF SUCH REGISTRATION IS REQUIRED.

Subscription Agreement Convertible Debenture Series H

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Exhibit C

To the Subscription Agreement

Registration Rights Agreement

REGISTRATION RIGHTS AGREEMENT, is entered into as of the effective date (as defined below), by and between SIBLING ENTERTAINMENT GROUP, INC., a New York corporation having offices at 511 West 25th Street, 503, New York, NY 10001 and ______________________________ having an address located at _____________________________________________________________ .

IN CONSIDERATION of the mutual promises herein contained and other consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.	CERTAIN DEFINITIONS

As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, “control,” when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement” and all reference thereto, as used throughout this registration rights agreement, shall mean this registration rights agreement as originally executed, or if later amended or supplemented, then as so amended or supplemented.

“Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of Delaware generally are closed.

“Commission” means the Securities and Exchange Commission.

“Common stock” means the Company’s common stock, $0.001 per share, or such securities that such stock shall hereafter be reclassified into.

“Company” means Sibling Entertainment Group, Inc.

“Effective Date” means the date that this Agreement is executed by the Company as set forth on the signature page hereto.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Final Prospectus” shall have the meaning set forth in Section 5.4.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time, of Registrable Securities (as defined below) that have not been sold to the public or pursuant to Rule 144.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

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“Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means all of the Company’s Common Shares (i) sold in accordance with the Subscription Agreement, (ii) issuable upon the exercise of issued and outstanding warrants as of the date of the Closing Date or issuable upon exercise of the warrants constituting part of the units (iii) issuable upon conversion of issued and outstanding Convertible Debentures or other convertible securities as of the Closing Date, and (iv) issued and outstanding shares of common stock deemed “restricted shares” as that term is defined in the rules and regulations promulgated under the Securities Act and not otherwise transferable in their entirety by the holder thereof pursuant to Rule 144. Shares shall cease to be Registrable Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering them, (b) been sold to the public in accordance with Rule 144, (c) otherwise transferred and new certificates for them not bearing a Securities Act restrictive legend have been delivered by the Company, or (d) as to any Holder, become eligible to be sold in a single sale in accordance with Rule 144. Notwithstanding anything herein to the contrary any shares owned by any Sibling Securities Holder which may be sold pursuant to 144K, as of the date of the filing of the Registration Statement, shall not be included in any such Registration Statement.

“Registration Statement” means a Registration Statement filed pursuant to the Securities Act on Form S-1, SB-2 or any similar or successor Registration Statement pursuant to which the Registrable Securities may be registered.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Sibling Securities Holder(s)” means the entity or entities other than the Company who are parties to this Agreement.

“Subscription Agreement” means the Subscription Agreement between the Company and the undersigned original Holder of the Registrable Securities.

“Violation” shall have the meaning ascribed thereto in Section 5 hereof.

All other capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto to in the Subscription Agreement.

SECTION 2.	REGISTRATION OF REGISTRABLE SECURITIES.
2.1	Piggyback Registrations.

(a) If a registration statement covering the Registrable Securities has not been filed in accordance herewith, the Company shall notify all Holders of Registrable Securities in writing at least thirty (30) days prior to filing any registration statement under the Securities Act for purposes of effecting a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company or for the resale of securities held by the Company’s shareholders who are not party to this Agreement, but excluding registration statements relating to any registration on Form S-8 or S-4) and will afford each such Holder an opportunity to include in such registration statement all or any part of the Registrable Securities then held by such Holder. Each Holder

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desiring to include in any such registration statement all or any part of the Registrable Securities held by such Holder shall, within twenty (20) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Holder wishes to include in such registration statement all upon the terms and conditions set forth herein. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall no longer have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities.

(b) If a registration statement under which the Company gives notice under this Section 2.1 is for an underwritten offering, then the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder’s of Registrable Securities to be included in a registration pursuant to this Section 2.1 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriter(s) determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares (including Registrable Securities) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, first, to the Company, and second, to each of the Holders requesting inclusion of their Registrable Securities in such registration statement on a pro rata basis based on the total number of Registrable Securities then held by each such Holder. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder which is a partnership or corporation, the partners, retired partners and shareholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “Holder,” and any pro rata reduction with respect to such “Holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “Holder,” as defined in this sentence.

2.2          Expenses. All expenses incurred in connection with a registration pursuant to this Section 2, including without limitation all registration and qualification fees, printers’ and accounting fees, but excluding underwriters’ discounts and commissions and legal fees incurred by any Holder, shall be borne by the Company. Each Holder participating in a registration pursuant to this Section 2 shall bear such Holder’s proportionate share (based on the total number of shares sold in such registration other than for the account of the Company) of all discounts, commissions or other amounts payable to underwriters or brokers in connection with such offering.

SECTION 3.	OBLIGATIONS OF THE COMPANY WITH RESPECT TO THE FILING OF A REGISTRATION STATEMENT
.

Whenever required to effect the registration of any Registrable Securities under this Agreement, the Company shall, as expeditiously as reasonably possible:

(a)   use its best efforts to cause such Registration Statement to become effective, and, subject to the further provisions of this Agreement pertaining to the termination of the Company’s obligations hereunder, keep such Registration Statement effective for up to 2 years from the date such Registration Statement is declared effective;

(b)    prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement;

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(c)    furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may be reasonably required in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration;

(d)    use its best efforts to register and qualify the securities covered by such Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(e)    in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering (it being understood and agreed that, as a condition to the Company’s obligations under this clause (e), each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement); and

(f)    notify each Holder of Registrable Securities covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act on the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

SECTION 4.	FURNISH INFORMATION AND COMPLIANCE.

4.1      Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 2 or 3 hereof that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to timely effect the registration of their Registrable Securities.

4.2      Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

SECTION 5.	INDEMNIFICATION.

5.1      By the Company. To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”):

•

any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

•	the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or
•

any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such Registration Statement;

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and the Company will reimburse each such Holder, partner, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection (a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder.

5.2      By Selling Holders. To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such Registration Statement or any of such other Holder’s partners, directors or officers or any person who controls such Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, partner or director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred and as incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 5.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld.

5.3      Notice. Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any Proceeding, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 5, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if joint representation of such indemnified party b y the counsel retained by the indemnifying party is required to be refused by such counsel due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 5, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 5.

5.4	Defect Eliminated in Final Prospectus.

The foregoing indemnity agreements of the Company and Holders are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the Registration Statement in question becomes effective or the amended prospectus filed with the Commission pursuant to Commission Rule 424(b) (the “Final Prospectus”), such indemnity agreement shall not inure to the benefit of any person if a copy of the Final Prospectus (i) was furnished to the indemnified party and (ii) was not furnished to the

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person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

5.5      Contribution. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 5; then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by and sold under the Registration Statement bears to the public offering price of all securities offered by an d sold under such Registration Statement, and the Company and other selling Holders are responsible for the remaining portion in proportion to the securities offered by and sold by each under such Registration Statement; provided, however, that, in any such case, (A) no such Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such Registration Statement and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

5.6      Survival. The obligations of the Company and Holders under this Section 5 shall survive the completion of any offering of Registrable Securities in a Registration Statement.

SECTION 6.	EARLIER TERMINATION OF THE COMPANY’S OBLIGATIONS.

The Company shall have no obligations hereunder if, in the opinion of counsel to the Company, all such Registrable Securities proposed to be sold by a Holder may be sold in a three-month period without registration under the Securities Act pursuant to Rule 144 under the Securities Act.

SECTION 7.	GENERAL PROVISIONS.

7.1 Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

7.2      Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder.

7.3      Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

7.4      Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be

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the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without terms that may be invalid, illegal, void or unenforceable.

7.5      Headings; Gender and Number. The division of this Agreement into sections and other subdivisions and the insertion of headings are for convenience of reference only and shall not affect or be utilized in construing or interpreting this Agreement. All references in this Agreement to any “Section” are to the corresponding Section of this Agreement unless otherwise specified. Any reference in this Agreement to gender shall include all genders, and words imparting the singular number only shall include the plural and vice versa. The words such as “herein,” “hereinafter,” “hereof,” and “hereunder” refer to this Agreement as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires.

7.6	Independent Nature of Sibling Securities Holders’ Obligations and Rights.

The Sibling Securities Holder who is a party to this Agreement, acknowledges that the Company is entering into identical agreement with other holders of the Company’s securities; each such agreement being deemed a separate and independent agreement between the Company and such other Sibling Securities Holders, except that each Sibling Securities Holder acknowledges and consents to the rights granted to each other Sibling Securities Holder under such agreements. The obligations of each Sibling Securities Holder hereunder are several and not joint with the obligations of any other Sibling Securities Holder hereunder, and neither Sibling Securities Holder shall be responsible in any way for the performance of the obligations of any other Sibling Securities Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Sibling Securities Holder pursuant hereto or thereto, shall be deemed to constitute the Sibling Securities Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Sibling Securities Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Sibling Securities Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Sibling Securities Holder to be joined as an additional party in any proceeding for such purpose.

7.7      Entire Agreement. This Agreement, together with all the exhibits hereto, constitutes and contains the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties respecting the subject matter hereof.

7.8      Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their successors and assigns, any rights or remedies under or by reason of this Agreement.

7.9      Adjustments for Stock Splits and Certain Other Changes. Wherever in this Agreement there is a reference to a specific number of shares of Common Stock or Preferred Stock of the Company of any class or series, then, upon the occurrence of any subdivision, combination or stock dividend of such class or series of stock, the specific number of shares so referenced in this Agreement shall automatically be proportionally adjusted to reflect the effect on the outstanding shares of such class or series of stock by such subdivision, combination or stock dividend.

7.10     Other Shares to be Included. Each Sibling Securities Holder acknowledges and agrees that any registration statement filed pursuant hereto will include all shares which the Company may be required to issue under issued and outstanding options, warrants or other convertible securities as well as any shares to be issued under the Forum Acquisition Agreement.

7.11     No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

7.12	Acknowledgments of the Sibling Securities Holder.

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(a)    The Sibling Securities Holder acknowledges that there is no trading market for any of the Company’s securities nor can there be any assurance that any such market will develop, or if one were to develop that it would be sustained.

(b)    The Sibling Securities Holder further acknowledges, understands and covenants that pending the listing or quotation of the company’s common stock on an exchange or the NASD’s over the counter bulletin board, resale restrictions, including, but not limited to, a minimum offering price if the Registration Statement includes shares for sale directly by the Company, will be imposed on Sibling Securities Holder rights to dispose of the registered shares pursuant to the prospectus constituting a part of the Registration Statement.

7.13Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in the signature page hereto later than 6:30 p.m. (New York time) on any date and earlier than 11:59 p.m. (New York time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	Sibling Entertainment Group, Inc.
511 West 25th Street, Suite 503
New York, New York 10001
Fax: (212) 924-9183

With copies to:	Joseph Sierchio, Esq.
Sierchio Greco & Greco, LLP
720 Fifth Avenue
New York, New York 10019
Fax: (212) 246-2225

If to a Sibling Securities Holder:	To the address set forth under such Sibling Securities Holder’s name on the signature page hereto.
If to any other Person who is
then the registered Holder:	To the address of such Holder as it appears in the stock transfer books of the Company;

Or such other address as may be designated in writing hereafter, in the same manner, by such Person.

7.13    Waivers and Amendments. This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived only by a written instrument signed by the parties hereto or, in the case of a waiver, the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver or modification thereof, nor shall any waiver or modification on the part of any party of any right, power or privilege hereunder, nor any single or partial exercise of any right, power or privilege hereunder, preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

7.14    Governing Law. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of

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the state and federal courts sitting in the City of New York, for the adjudication of any dispute hereunder or in connection herewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

[Signatures Appear on the Following Page]

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IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the dates and year set forth opposite their respective names:

EFFECTIVE DATE:	Sibling Entertainment Group, Inc.
By: __________________________
Its: __________________________
Telephone: 212-414-9600
Facsimile: 212-924-9183

Execution Date: ______________________	Sibling Securities Holder:
Signed: __________________________
Printed:

Address:
Telephone:_________________________
Facsimile: _________________________

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